Posting Supplement No. 86 dated October 23, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 67503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
67503	$10,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 67503. Member loan 67503 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Genesys PHO	Debt-to-income ratio:	15.49%
Length of employment:	1 year	Location:	Burton, MI

Home town:
Current & past employers:	Genesys PHO
Education:

This borrower member posted the following loan description, which has not been verified:

I have a current balance on my Advanta account. My interest rate is 7.99%. If anyone can beat that rate, I am interested in a loan. 252415 added on 10/18/09 > Above account is paid in full. Using this loan to payoff Schwab account balance.

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,068.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 426527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
426527	$8,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 426527. Member loan 426527 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	TD Bank	Debt-to-income ratio:	7.35%
Length of employment:	< 1 year	Location:	Sewell, NJ

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my debt into one payment per month with a better rate. I have a good, stable job and will have no problem paying the loan back 463633 added on 10/21/09 > I would like to consolidate my credit card debt and also pay for the next semester at college

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,341.00	Public Records On File:	0
Revolving Line Utilization:	31.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 435366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435366	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435366. Member loan 435366 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	PainePR	Debt-to-income ratio:	15.63%
Length of employment:	1 year	Location:	Los Angeles, CA

Home town:
Current & past employers:	PainePR
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to get a loan with a lower interest rate than my current two credit cards so that I can pay down my debt and save some money. This loan will allow me to pay off my debt and have one easy payment to one place at a much better APR.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	26
Revolving Credit Balance:	$876.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439137	$19,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439137. Member loan 439137 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	Sun Microsystems	Debt-to-income ratio:	17.44%
Length of employment:	10 + years	Location:	Broomfield, CO

Home town:
Current & past employers:	Sun Microsystems
Education:

This borrower member posted the following loan description, which has not been verified:

Tired of paying high interest rates. Need loan to payoff credit debt, and save with lower interest rates. 529991 added on 10/21/09 > Funds will be used to consolidate high interest debt.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,008.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439786

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439786	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439786. Member loan 439786 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gina Reviloza	Debt-to-income ratio:	0.36%
Length of employment:	1 year	Location:	Ossining, NY

Home town:
Current & past employers:	Gina Reviloza
Education:

This borrower member posted the following loan description, which has not been verified:

Im 26 yrs old,male, single, no kids. I am a dedicated Entrepreneur who enjoys and love his business. Goal oriented, self-driven. Have a great passion for the business industry. Working as a Licensed Practical Nurse part time. Started a self-grooming products company for men last year. Product is patent pending. Needs start-up capital to mass produce products over seas. No loan, 0 debt. Living with parents and paying rent. Excellent in managing and budgeting my finances. Excellent/good credit score: 761. The name of my company is Self-Cut System and my product is a revolutionary self-grooming kit that will allow men to give themselves that perfect and professional hair cut without relying on barbering services. 531764 added on 10/21/09 > Hello again, This is my first time taking out a loan for my business and I will use the loan for my start up expenses. I have my own money to invest but I think it would be a good idea if I can get a loan and start building my own credit history. I have excellent FICO score 761 but with little credit history. I think getting this loan will help establish more credit history and covering my start up expenses. Not only I have an excellent credit score but also I have a recession proof career as a LPN, which can help you to decide that I am very reliable in paying off my loans. I dont have any loans standing except for this loan that Im applying for. I would be very thankful if anyone out there can help my dreams come true which is starting my own business.

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$640.00	Public Records On File:	0
Revolving Line Utilization:	3.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 440318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440318	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440318. Member loan 440318 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	7.15%
Length of employment:	n/a	Location:	LITTLETON, CO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

533183 added on 10/16/09 > *I plan to use the funds to provide a good family Christmas *I have excellent credit history *I have been retired and will continue to make my retirement income

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1975	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	16
Revolving Credit Balance:	$573.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 444182

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444182	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444182. Member loan 444182 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,917 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	SHIRLEY, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

auto repairs purchase of used car misc bills such as medical snow thrower lawn mower other household items 541235 added on 10/14/09 > please fund loan to my account 541235 added on 10/14/09 > the car i am going to purchase is 8700.00 other car repairs approximatly 1200.00 medical and other household puchases equal to about 1400.00 my total monthly household income is about 1800.00 my monthly expences are about 600.00 ican repay my loan wiyhout a problem iwould like the loan to fund into the account that i provided you with and make monthly payments from that account as well 541235 added on 10/14/09 > my income comes from ss which is secured until my death i have prestine credit on the excelent scale i have no late payment reported from any creditors to date 541235 added on 10/14/09

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 444453

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
444453	$25,000	20.86%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 444453. Member loan 444453 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,981 / month
Current employer:	First Consulting	Debt-to-income ratio:	18.64%
Length of employment:	9 years	Location:	Rochester, NY

Home town:
Current & past employers:	First Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my loan. I have gotten into a bit of credit card debt and would like to be free of the high monthly credit card and loan debt.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,406.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 445200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445200	$18,250	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445200. Member loan 445200 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	efi polymers	Debt-to-income ratio:	20.23%
Length of employment:	2 years	Location:	DENVER, CO

Home town:
Current & past employers:	efi polymers
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to try and consolodate 3 credit card balances into one payment.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,607.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 445442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445442	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445442. Member loan 445442 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Included Educational Services	Debt-to-income ratio:	9.96%
Length of employment:	4 years	Location:	Rahway, NJ

Home town:
Current & past employers:	Included Educational Services
Education:

This borrower member posted the following loan description, which has not been verified:

I am a full time employed psychologist, who has never missed a payment. I have saved money for my wedding however I still need to supplement what I have saved. 543949 added on 10/17/09 > The loan will be use to help pay off wedding expenses. 543949 added on 10/17/09 > Thank you for your consideration of my loan application. 543949 added on 10/17/09 > Thank you for your consideration of my loan application

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,880.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 445672

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445672	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445672. Member loan 445672 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,583 / month
Current employer:	City Of Ottawa	Debt-to-income ratio:	11.95%
Length of employment:	10 + years	Location:	OTTAWA, KS

Home town:
Current & past employers:	City Of Ottawa
Education:

This borrower member posted the following loan description, which has not been verified:

544387 added on 10/14/09 > The loan will be used to eliminate high-interest credit card debt. I pay my bills on time and pay well-over the "minimum payment" on my credit cards. I've been steadily employed with the same employer for 14+ years. Thank you for your consideration. 544387 added on 10/20/09 > I should add that I applied for the loan and used only my income in the application. My wife of 10 years is also employed and has been with the same agency for 13 years. She earns $41,000 annually. We are easily able to pay are mortgage and debts each month. We are using this loan to pay off the two credit cards we have and eliminate debt over a 3 year period, as opposed to paying above the maximum payment each month on credit cards and seeing debt reduce slowly. Again, we appreciate your time and attention to our request, and assisting us with our goal.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,086.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 446019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
446019	$9,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 446019. Member loan 446019 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Allstate Insurance	Debt-to-income ratio:	1.20%
Length of employment:	3 years	Location:	Coconut Creek, FL

Home town:
Current & past employers:	Allstate Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

I'm requesting this loan in an effort to overhaul my financial situation. I have some debt with high interest, and this will really help me take care of that, and I'd like to use the rest to finance my wedding :) Thank you in advance. 545112 added on 10/14/09 > Hi, I'm requesting this loan to refinance my debt, and use a portion of it to take a small vacation. I always pay my bills ontime, never been late, and I assure you that I'll pay you back :) 545112 added on 10/14/09 > My bride will really appreciate the small vacation after the simple wedding we're having.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,251.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 447608

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447608	$16,425	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447608. Member loan 447608 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	NOB HILL FOODS	Debt-to-income ratio:	15.68%
Length of employment:	10 + years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	NOB HILL FOODS
Education:

This borrower member posted the following loan description, which has not been verified:

548479 added on 10/13/09 > personal loan 548479 added on 10/14/09 > Hi, This loan is to fund my grandson's tuition to become a cosmetologist. Thank you

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$16,956.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 447842

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447842	$13,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447842. Member loan 447842 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	GosY and Associates	Debt-to-income ratio:	13.37%
Length of employment:	6 years	Location:	ORCHARD PARK, NY

Home town:
Current & past employers:	GosY and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

548899 added on 10/14/09 > I am consolidating bills and purchasing a vehicle. Thank you,

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 448146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448146	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448146. Member loan 448146 was requested on October 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,083 / month
Current employer:	copelands cheesecake bistro	Debt-to-income ratio:	7.51%
Length of employment:	3 years	Location:	smyrna, GA

Home town:
Current & past employers:	copelands cheesecake bistro
Education:

This borrower member posted the following loan description, which has not been verified:

needing to remodeling my kitchen and bathroom

A credit bureau reported the following information about this borrower member on October 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	26
Revolving Credit Balance:	$15,387.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 448403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448403	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448403. Member loan 448403 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,667 / month
Current employer:	Pennsylvania Transformer	Debt-to-income ratio:	2.70%
Length of employment:	3 years	Location:	SOUTH PARK, PA

Home town:
Current & past employers:	Pennsylvania Transformer
Education:

This borrower member posted the following loan description, which has not been verified:

550115 added on 10/21/09 > To be used in purchase of audio recording equipment.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 448663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448663	$25,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448663. Member loan 448663 was requested on October 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	State of Texas DARS	Debt-to-income ratio:	7.73%
Length of employment:	10 + years	Location:	Odessa, TX

Home town:	Pecos
Current & past employers:	State of Texas DARS
Education:	UTPB

This borrower member posted the following loan description, which has not been verified:

Buying a foreclose home for $80,000 have 36000 cash, will takeout 25000 from 401k and would like to borrow 25000 from you. Home is uncompleted will take out home equity loan to pay out loan in less than 6 months and will get a conventional mortgage after completion. Once everthing is completed will sell my other two homes. 550694 added on 10/14/09 > I pretty much have a feeling this will not be achieved. So can someone tell me how this can be cancelled. Can anyone direct me to any finance alternatives. Another reason for wanting to getting home is that home has an uncompleted interior and it is a great opportunity for me to get the home wheelchair accessible. This should not be any reason to help me get the loan, but I do say take advantage for your disadvantages. Thank you If anyone can direct me to where I can get any kind of finance I would appeciate it. Thank You Again

A credit bureau reported the following information about this borrower member on October 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	8
Revolving Credit Balance:	$21,406.00	Public Records On File:	0
Revolving Line Utilization:	39.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 448699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
448699	$24,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 448699. Member loan 448699 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,277 / month
Current employer:	State of Arkansas	Debt-to-income ratio:	19.82%
Length of employment:	8 years	Location:	MAUMELLE, AR

Home town:
Current & past employers:	State of Arkansas
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate debt 550762 added on 10/12/09 > I plan to consolidate my debt in order to become debt free. I have never had a late payment and all of my accounts are in excellent standing.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,046.00	Public Records On File:	0
Revolving Line Utilization:	65.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449162	$7,200	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449162. Member loan 449162 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Local 46L	Debt-to-income ratio:	8.53%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Local 46L
Education:

This borrower member posted the following loan description, which has not been verified:

551563 added on 10/15/09 > I am 35 yrs old and am looking to borrow money so that I can fully furnish my apartment. I have lived at the sameaddress almost all of my life and my Parents are retired and moving away taking their belongings with them. I need the extra money in order to furnish a three bedroom apartment. Thank you for concidering me. 551563 added on 10/15/09 > I am 35 yrs old and am looking to borrow money so that I can fully furnish my apartment. I have lived at the same address almost all of my life and my Parents are retired and moving away taking their belongings with them. I need the extra money in order to furnish a three bedroom apartment. I have worked for my union for 3 yrs and work is plentiful for the time being. Thank you for concidering me.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	42
Revolving Credit Balance:	$3,969.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 449623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449623	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449623. Member loan 449623 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Private Client Group,llc	Debt-to-income ratio:	13.07%
Length of employment:	1 year	Location:	stonbrook, NY

Home town:
Current & past employers:	Private Client Group,llc
Education:

This borrower member posted the following loan description, which has not been verified:

552390 added on 10/08/09 > tax liabilty, extra cash in hand 552390 added on 10/08/09 > I'm employed at same position for over 20 yrs. i need loan to pay tax liablity and hve extra cash on hand for home inprovement 552390 added on 10/08/09 > Job is very stable. My income is 200k = annually. 552390 added on 10/08/09 > I have never been late with morgage or auto payments 552390 added on 10/08/09 > I'm done with notes 552390 added on 10/08/09 > My monthly home expenses are 7,000 monthly

A credit bureau reported the following information about this borrower member on October 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	31	Months Since Last Delinquency:	3
Revolving Credit Balance:	$171,950.00	Public Records On File:	0
Revolving Line Utilization:	81.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 449739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449739	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449739. Member loan 449739 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Endurance	Debt-to-income ratio:	12.38%
Length of employment:	1 year	Location:	HOBOKEN, NJ

Home town:	Middletown
Current & past employers:	Endurance
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

552618 added on 10/14/09 > This loan will be used to grow my logistics technology business. The company is 4 years old and has been profitable since inception. The funds will be used specifically for additional systems programming to take the business to the next level expanding nationally from our current New York and Philadelphia market. 552618 added on 10/14/09 > (see above)

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,775.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449869	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449869. Member loan 449869 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,208 / month
Current employer:	Ridgewell's, Inc.	Debt-to-income ratio:	3.27%
Length of employment:	< 1 year	Location:	Bethesda, MD

Home town:
Current & past employers:	Ridgewell's, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

537718 added on 10/20/09 > Loan to supplement expenses for child's professional education. Stable employment, 13+ years with solid company. Homeowner 12+years. No mortgage in high-value area. Excellent credit. No late payments.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,482.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 449921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
449921	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 449921. Member loan 449921 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	UFC, Inc.	Debt-to-income ratio:	24.47%
Length of employment:	3 years	Location:	HOUSTON, TX

Home town:
Current & past employers:	UFC, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

552962 added on 10/13/09 > We are openning a Pizza Restaurant called Caribbean Pizza Kitchen. I have ordered the equipment on the credit card, however, the rent has already been paid for our location. We also have 3 ice cream retails stores that are successful. I just want the loan so I don't have to pay the credit card finance fees. I will pay the loan off in 6 months, I was paying the credit card 2100 a month. 552962 added on 10/16/09 > I guess one very important description is that I am a full time employee as a Sr. Technical Consultant with an IT Software Company. That is my full time job, my wife runs the retail businesses.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	32
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450080	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450080. Member loan 450080 was requested on October 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	n/a	Debt-to-income ratio:	4.23%
Length of employment:	n/a	Location:	Lafayette, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,205.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450180	$14,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450180. Member loan 450180 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$40,000 / month
Current employer:	IBM	Debt-to-income ratio:	2.09%
Length of employment:	5 years	Location:	thornton, CO

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553506 added on 10/09/09 > refinancing credit card at better rate 553506 added on 10/15/09 > I have three card with rate 22.99% I need to refinacing to the better rate

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	71
Revolving Credit Balance:	$19,868.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450285

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450285	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450285. Member loan 450285 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	IBM	Debt-to-income ratio:	3.25%
Length of employment:	10 + years	Location:	CANYON COUNTRY, CA

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

553742 added on 10/09/09 > I have been with my company for well over a decade proving a steady income and I have few outstanding loans. This money will assist with special classes for my autistic child.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	55
Revolving Credit Balance:	$172.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450316	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450316. Member loan 450316 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,516 / month
Current employer:	motion picture and television funds	Debt-to-income ratio:	17.73%
Length of employment:	5 years	Location:	n hollywood, CA

Home town:	yerevan
Current & past employers:	motion picture and television funds, dians laser certer
Education:

This borrower member posted the following loan description, which has not been verified:

looking to remarried loan to photo wedding gown dinners honeymoon

A credit bureau reported the following information about this borrower member on September 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,094.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450346

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450346	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450346. Member loan 450346 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	8.14%
Length of employment:	n/a	Location:	Burbank, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553843 added on 10/09/09 > I have been in the trade business for over a decade now. I have started my own import export broker business for almost year and half now. This loan will help me expand my business and grow larger just like any successful small business company. This loan will give me the opportunity to expand to a warehouse with a larger storage. Plus, Ill have the right resources to do better and efficient work. 553843 added on 10/16/09 > With me trying my hardest to expand my business, will definitely help me build a solid ground especially when the industry picks up again in a few years down the road. But in the meantime, I dig my head into anything that makes money. Right now I'm working on a deal for importing Russian preserves, including jams, pickles and other canned goods; the only thing that is holding me back is the fact that I don't have the needed resources for me to deal a large and longer terms contract with these people. Thats the purpose of this loan to get the right location, resources where I can manage, distribute and handle similar deals. Ive knocked other banks for this business loan, but all of them are looking for minimum of 3 years of business history in order for them even to consider for a small business loan. This is my only shot and this help will be one day returned one way or other and THANK YOU IN BELIEVEING AND ALL YOUR SUPPORT

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$431.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450384

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450384	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450384. Member loan 450384 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,900 / month
Current employer:	n/a	Debt-to-income ratio:	0.13%
Length of employment:	n/a	Location:	VAN NUYS, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

553903 added on 10/14/09 > I need this loan to plan my wedding.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450420

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450420	$4,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450420. Member loan 450420 was requested on October 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	L.A.U.S.D.	Debt-to-income ratio:	24.71%
Length of employment:	8 years	Location:	Pacoima, CA

Home town:
Current & past employers:	L.A.U.S.D.
Education:

This borrower member posted the following loan description, which has not been verified:

553968 added on 10/11/09 > My job is stable because it is backed up my not only how long i have been in my position, but also my related education. In all my years of school i haven't once taken a school loan as much as i would have wanted to. instead i plan my budget in such a way that yes i did make some sacrifices but own no school loans. I always pay more the the minimum on my loans resulting in the great interest rate i got on my car. I'm very responsible. I am also continuing my education. With this loans i want to pay off higher interest credit cards for the great rate that lendgingclub.com has to offer.

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,003.00	Public Records On File:	0
Revolving Line Utilization:	21.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450469	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450469. Member loan 450469 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	OPASTCO	Debt-to-income ratio:	20.69%
Length of employment:	1 year	Location:	Washington, DC

Home town:
Current & past employers:	OPASTCO
Education:

This borrower member posted the following loan description, which has not been verified:

554079 added on 10/15/09 > I have been employed more than 15 years. Is there a fee for prepayment? 554079 added on 10/19/09 > My only debt would be the loan. 554079 added on 10/22/09 > Don't know if this is against the rules, but $8,000.00 is sufficient for my debt consolidation. My H was able to pay one of my credit cards off this week. So no further funding needed. Thank you.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	44
Revolving Credit Balance:	$126.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450564	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450564. Member loan 450564 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	CEDARS SINAI MEDICAL CENTER	Debt-to-income ratio:	7.84%
Length of employment:	3 years	Location:	SANTA MONICA, CA

Home town:
Current & past employers:	CEDARS SINAI MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

554310 added on 10/10/09 > THIS LOAN IS FOR EDUCATION. I NEED TO SEND MY SON TO MILITARY SCHOOL.

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$985.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450607	$20,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450607. Member loan 450607 was requested on October 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	I Love Sushi	Debt-to-income ratio:	15.93%
Length of employment:	4 years	Location:	Henderson, NV

Home town:
Current & past employers:	I Love Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,569.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450798	$14,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450798. Member loan 450798 was requested on October 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,667 / month
Current employer:	Gunas, Inc.	Debt-to-income ratio:	18.83%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Gunas, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

551414 added on 10/11/09 > Excellent credit report. Very responsible and reliable borrower. Stable job. Just looking to consolidate debt. Thank you much.

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,851.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450841	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450841. Member loan 450841 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	Verizon	Debt-to-income ratio:	16.88%
Length of employment:	8 years	Location:	VENTURA, CA

Home town:
Current & past employers:	Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

554942 added on 10/12/09 > Need this pay off bills

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,882.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450865	$7,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450865. Member loan 450865 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,160 / month
Current employer:	Department of Energy	Debt-to-income ratio:	15.08%
Length of employment:	1 year	Location:	Germantown, MD

Home town:
Current & past employers:	Department of Energy
Education:

This borrower member posted the following loan description, which has not been verified:

555007 added on 10/12/09 > Purpose of loan: I plan to use these funds to consolidate some debts that I have which are spread over multiple accounts. It has become extremely challenging to manage these accounts and I would like to merge them into one manageable monthly payment. My financial situation: I feel that I am a good borrower as I have a history of making payments on-time and have fairly good credit overall. I have calculated my monthly budget and would easily be able to fit in this loan and save some on the side. I have a stable government job as a federal employee. Thank you for your time and consideration! Monthly net income: $ $3,160.00 Monthly expenses: $2,700 Rent: $650 Insurance: $150 Car expenses: $600 Phone, cable, internet: $150 Food, entertainment: $150 Credit cards and other loans: $850 Other expenses: $150

A credit bureau reported the following information about this borrower member on October 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,216.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 450869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450869	$13,400	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450869. Member loan 450869 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	hsbc	Debt-to-income ratio:	20.50%
Length of employment:	8 years	Location:	Flushing, NY

Home town:
Current & past employers:	hsbc
Education:

This borrower member posted the following loan description, which has not been verified:

555011 added on 10/12/09 > Invest/consolidation 555011 added on 10/19/09 > How long after account verification will it be before funding is wired to my account? If there are any questions, it is easier to reach me via email: damsc79@aol.com Thanks, David

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,375.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 450875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450875	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450875. Member loan 450875 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	NEOPS	Debt-to-income ratio:	13.74%
Length of employment:	5 years	Location:	Meriden, CT

Home town:
Current & past employers:	NEOPS
Education:

This borrower member posted the following loan description, which has not been verified:

555030 added on 10/14/09 > I plan on paying off some credit card debt and to build up a downpayment for a house in the process. I am very motivated to get my family into a house withing the next couple of years. I am very responsible in making payments and I am eager to one payment and no that I will be finished in three years paying off this debt. I have a very successful carreer and really feel that the next step for me is home ownership. 555030 added on 10/18/09 > I also wanted to add a note about the delinquincy that is listed on my credit report. I had an account with Bank of America which I payed off in full. Apparently they added finance charges of $3.98 which accrued between me getting the bill and paying off the balance. They never sent me another statement and I had no idea that I had such minimal balance. No one from the company contacted me and I didn't realize any of this was going on until I pulled a credit report and saw this. I payed off the balance and asked the company for some answers and got no where. This has been a very frustrating sitution and I hope it doesn't affect my chances of getting fully funded. I have learned my lesson and I do not want to have credit card balances with any of these major banks.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,031.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 450937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450937	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450937. Member loan 450937 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Merrill Lynch	Debt-to-income ratio:	12.64%
Length of employment:	3 years	Location:	Mountain Lakes, NJ

Home town:
Current & past employers:	Merrill Lynch
Education:

This borrower member posted the following loan description, which has not been verified:

My wife and I are looking to start our second adoption, but we depleted almost all of our cash on our first adoption and have only been able to save up about 33% of the needed funds for our second. With the current drop in housing prices, we no longer have the available equity to borrow against the house. Even though we are expecting cash in the Spring (which we would use to pay back the loan), we are looking to acquire some interim financing to get started right away as the adoption process can be drawn out and cumbersome. A seven-month delay will add to that process, as the funds are needed upfront, so we would not be able to begin until then. Our credit balances may be a bit high, but as you can see we have never missed a payment and we are not actively looking for any new credit besides looking for adoption financing. I will be happy to answer any questions. Please help us to expand our family.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,821.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450950

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450950	$24,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450950. Member loan 450950 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,500 / month
Current employer:	Ogilvy	Debt-to-income ratio:	15.76%
Length of employment:	< 1 year	Location:	NEW YORK, NY

Home town:
Current & past employers:	Ogilvy, Jack Morton, Digitaria, Inc, Kintera, AOL Time Warner
Education:

This borrower member posted the following loan description, which has not been verified:

I've just had my amex rates raised, so am looking for a loan to clear the amex debt so I can get rid of the cards entirely. I unfortunately managed to get into debt over the last few years (got divorced last year which hit me pretty hard financially), but have a great repayment history. The worst I've been done is be a few days late a couple of times through being a bit disorganized, but have always maintained my payments, so disappointed to get my rates hiked by them. I have no black marks on my credit history at all: it's a sea of green, which of course makes me a 'good debtor', but I want to get out of debt :) I have a good, stable and well paying job, and and am working hard to get myself out of debt. Would like to speed that process up a little by getting rid of American Express who have just pumped my rates up. I work in a booming industry (hard to believe in this economy, I know), so am very stable and secure work wise. Happy to answer any questions, and thanks for looking! 547198 added on 10/19/09 > Hi - just a quick note to say that I certainly welcome any questions! Have tried to put as much info as possible in my description, but if there's anything you want to know please just ask. My goal is to to be debt-free within three years. This loan will really help me get there. Thanks! 547198 added on 10/20/09 > Another quick addition: lending club just changed their system so that it doesn't display #of months at current job, instead it shows as < 1 year. If anyone's curious, I've been in my current position for 8 months, since the start of this year. Thanks!

A credit bureau reported the following information about this borrower member on September 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$55,821.00	Public Records On File:	0
Revolving Line Utilization:	87.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 450960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
450960	$11,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 450960. Member loan 450960 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$19,583 / month
Current employer:	USAA	Debt-to-income ratio:	12.39%
Length of employment:	5 years	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	USAA
Education:

This borrower member posted the following loan description, which has not been verified:

555217 added on 10/14/09 > Fund to consolidate higher-interest debt. 555217 added on 10/15/09 > Purpose of this loan is to consolidate and payoff several higher-interest debt, thus lowering my monthly payments and decreasing my overall interests rates. I have good credit and have never missed a debt payment in my 25+ years of paying bills.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	45
Revolving Credit Balance:	$21,854.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451008	$24,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451008. Member loan 451008 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,860 / month
Current employer:	n/a	Debt-to-income ratio:	0.40%
Length of employment:	n/a	Location:	ORLANDO, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555312 added on 10/12/09 > I am greatful for the opportunity have the home of my dreams. I am also thankful for the chance to prove my worth. 555312 added on 10/13/09 > Dear Investors, I currently rent a home for $2,000.00 a month for the past 18 months. I have never been late a day with the rent. The home is in a short sale and I would like to purchase the home. I have the income to afford the home, but I don not have the down payment. If I am able to secure the loan, my mortgage will be far less than what I pay in rent. I just need the opprotunity to move forward.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,823.00	Public Records On File:	0
Revolving Line Utilization:	6.75%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451041

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451041	$1,500	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451041. Member loan 451041 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	3.42%
Length of employment:	n/a	Location:	Norwood, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555385 added on 10/12/09 > This loan will be for my daughter's education. She has completed all requirements for her doctorate, except for paying a $1500.00 fee. Since she was taking a 1 hour dissertation hour, she wasn't able to get financial aid since it is less than part time. She's worked so many years for this...she's been trying to pay it off herself for 3 months but $1500 at one time is too much for her or myself. $100-$200 a month is doable, but not $1500 at once.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,721.00	Public Records On File:	0
Revolving Line Utilization:	8.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451064	$8,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451064. Member loan 451064 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Great Lakes Cheese	Debt-to-income ratio:	14.78%
Length of employment:	2 years	Location:	WARREN, OH

Home town:
Current & past employers:	Great Lakes Cheese
Education:

This borrower member posted the following loan description, which has not been verified:

555438 added on 10/16/09 > with my new job bid i was awarded i got a raise and more scheduled overtime.Not to mention my employer's track record for layoffs or downsizing is zero in the past 50 years,Very Very stable.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,986.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451175	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451175. Member loan 451175 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,708 / month
Current employer:	Council of the Americas	Debt-to-income ratio:	11.11%
Length of employment:	4 years	Location:	Falls Church, VA

Home town:	Southwest
Current & past employers:	Council of the Americas, Former Capitol Hill Professional Staff
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

555642 added on 10/12/09 > I am a 29 year old professional in Washington, DC. Given the market, it is very hard to save money for a down payment while paying expensive rent. This loan opportunity will allow me to leap a year or two ahead and be able to purchase a decent house my wife and I can improve on. I am in Government Relations and she is a zookeeper and are hardworking and dedicated to our work, making a better livelihood, and improving a home we can start a family in. Thanks.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	14
Revolving Credit Balance:	$13,827.00	Public Records On File:	0
Revolving Line Utilization:	52.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451177

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451177	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451177. Member loan 451177 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	n/a	Debt-to-income ratio:	2.69%
Length of employment:	n/a	Location:	Pickerington, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555648 added on 10/19/09 > Start-up cost for new business venture.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,437.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451211	$21,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451211. Member loan 451211 was requested on October 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,852 / month
Current employer:	US Air Force	Debt-to-income ratio:	20.59%
Length of employment:	1 year	Location:	Cheyenne, WY

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

555703 added on 10/12/09 > Looking consolidate four debts into one. The interest rate is roughly the same and the payment is less than what I am paying now on all four lines of credit. I am in the military so I will have a steady income for the next few years. 555703 added on 10/12/09 > My length of employment should state 10+ yrs, not 1 year. 555703 added on 10/15/09 > If the original request is not met I can still use $13,000 to pay off 3 loans. Either amount will will save me $100 a month.

A credit bureau reported the following information about this borrower member on October 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,995.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451320	$5,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451320. Member loan 451320 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,300 / month
Current employer:	n/a	Debt-to-income ratio:	16.49%
Length of employment:	n/a	Location:	Hollywood, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555933 added on 10/13/09 > Will refi my house as soon as improvements are finished. Money should be paid back in full by end of year or early next at the latest. Never defaulted on any payments in my life. Call me if you have any questions. Thanks.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$192,661.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451329	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451329. Member loan 451329 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	14.32%
Length of employment:	n/a	Location:	Flint, MI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

555955 added on 10/13/09 > I am faithful and prompt in paying my bills on time. I try to pay above the actual amount designated if possible. I plan on applying the loan to my personal credit card as my business finances have been accumulating quickly. My projected income is $25000 Monthly income $2083 Been in business 2 momths and 14 days

A credit bureau reported the following information about this borrower member on October 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,063.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 451400

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451400	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451400. Member loan 451400 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,750 / month
Current employer:	Walmart Corp	Debt-to-income ratio:	4.46%
Length of employment:	7 years	Location:	Carthage, TX

Home town:
Current & past employers:	Walmart Corp
Education:

This borrower member posted the following loan description, which has not been verified:

556082 added on 10/14/09 > I will be adding new siding to my house as a home improvement. I have never been late on any loan or credit card payments. I also have a very good employment record with very little time missed. My credit score is something I am also very proud of. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,944.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451409

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451409	$7,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451409. Member loan 451409 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	n/a	Debt-to-income ratio:	14.76%
Length of employment:	n/a	Location:	Kinsley, KS

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556104 added on 10/19/09 > Citi is going to raise my APR to 29.99% This is not the American way to any financial dreams. 556104 added on 10/19/09 > TransUnion reports me at 1 year employment. This False. Been in the construction business since 1983. Thank You!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1976	Delinquent Amount:	$0.00
Open Credit Lines:	27	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,875.00	Public Records On File:	0
Revolving Line Utilization:	12.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451423	$24,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451423. Member loan 451423 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	n/a	Debt-to-income ratio:	4.00%
Length of employment:	n/a	Location:	North Hills, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556130 added on 10/16/09 > My employment information for some reason did not reflect what i have entered. I am self-employed since May 2004. I specialize in immigration and criminal immigration, deportation, asylum and other similar cases. I work directly with attorneys, DA's and etc. Furthermore, we also handle visas, permanent residency and citizenship. The interests on my credit cards are ridiculously high and every time I send them a payment, it seems like the amount never goes down but rather goes up and up. I do not have hardship paying them; however, I am very disappointed on the interest that my credit cards are offering. This loan will help me pay them off at once and just focus on one bill and one statement, which will also help me make large payments and pay it off a lot sooner. 556130 added on 10/16/09 > ALSO, I AM A MORGAGE OWNER AND THIS RE-CONSOLIDATATION WILL HELP ME FOCUS ON MY MORTGATE AND MAKE LARGER PAYMENTS TO PAY IT OFF SOONER.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,417.00	Public Records On File:	0
Revolving Line Utilization:	24.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 451449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451449	$11,200	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451449. Member loan 451449 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.18%
Length of employment:	n/a	Location:	San Francisco, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556192 added on 10/13/09 > For the past few months I have been working on starting a new business for a foldable, self-containable Mary Jane shoe that I invented called The Flip Slip. It is a Patent Pending shoe that fits in a pocket and converts into a hard-soled walking shoe for the relief of high-heels. I'm very excited about the potential of this business and think it's a much needed and long overdue product! Website for info/pics: Flip-Slip.blogspot.com I have a business plan that I have been working on for the past few months and my goal is to be in business in two to three months. I hired a footwear designer that will take my prototype and turn it into a market-ready sample. The footwear designer is also well connected with footwear manufactures in Asia and America and we will be looking at the potential for Made in the USA! Moving forward, there are a lot of resources I will need in order to get this business started. At the moment, I need a small business loan to help get a great business off the ground, and at the same time, I am offering a great interest rate as an incentive to investment in my business. Please contact me anytime if you have any questions or are interested. Thanks and God Bless!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	82
Revolving Credit Balance:	$1,048.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451458

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451458	$5,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451458. Member loan 451458 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Web Litho Inc.	Debt-to-income ratio:	1.78%
Length of employment:	1 year	Location:	Madison Heights, MI

Home town:
Current & past employers:	Web Litho Inc., New Way Yoga and Meditation LLC
Education:

This borrower member posted the following loan description, which has not been verified:

556208 added on 10/13/09 > I am starting a stress relieving yoga and meditation center. I want to use the money for store fix up and promotion.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	12
Revolving Credit Balance:	$4,198.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451460	$4,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451460. Member loan 451460 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,100 / month
Current employer:	Jordan Health Services	Debt-to-income ratio:	20.38%
Length of employment:	3 years	Location:	ARLINGTON, TX

Home town:
Current & past employers:	Jordan Health Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,432.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451474

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451474	$25,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451474. Member loan 451474 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	SAIC Frederick, Inc.	Debt-to-income ratio:	5.89%
Length of employment:	4 years	Location:	Manhattan, KS

Home town:
Current & past employers:	SAIC Frederick, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

556250 added on 10/13/09 > On time repayor looking to refinance credit cards to make one lower interest payment each month. 556250 added on 10/15/09 > I've been in my current job as a government contractor for three years with salary increases each year and good reviews from my employer and our contracting agency. My company pays for my rent each month and I do not pay for health insurance benefits for myself or my family. I just renewed my current contract for an additional two years. I am a good borrower because when I have extra money I add it to my payments to pay off my obligations quicker.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,577.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451497

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451497	$15,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451497. Member loan 451497 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	rock electric	Debt-to-income ratio:	7.40%
Length of employment:	4 years	Location:	poway, CA

Home town:
Current & past employers:	rock electric
Education:	ABC Craft Training

This borrower member posted the following loan description, which has not been verified:

556293 added on 10/13/09 > I plan to use these funds to pay off all revolving debt, my credit cards, and my car. I feel that I am a good borrower because I have not missed or been late on a payment on any accountin over three years. I also have been paying more than the minimum amount due for just as long. 556293 added on 10/16/09 > My position at my place of employment is stable, we are beginning three new projects that will span at least two years. I also recieve regular pay increases every four months as a result of the training program in which I am enrolled, allowing me to save more as well as meet all monthly obligations.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,366.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451509	$12,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451509. Member loan 451509 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	GA Dept. of Community Health	Debt-to-income ratio:	23.94%
Length of employment:	1 year	Location:	SNELLVILLE, GA

Home town:
Current & past employers:	GA Dept. of Community Health
Education:

This borrower member posted the following loan description, which has not been verified:

556318 added on 10/13/09 > Thank you very much for giving me the opportunity to help my parents pay an unexpected tax on their new home! They were ripped off by a builder and they are faced with a huge tax. I'm currently working 2 jobs and I plan to make the monthly payments for them! Again, thank you so much in advance for the loan!

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,180.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451543	$24,250	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451543. Member loan 451543 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Baltimore City Public Schools	Debt-to-income ratio:	10.29%
Length of employment:	10 + years	Location:	RANDALLSTOWN, MD

Home town:
Current & past employers:	Baltimore City Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,026.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451568	$14,400	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451568. Member loan 451568 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	Dunn insurance	Debt-to-income ratio:	10.74%
Length of employment:	10 + years	Location:	MILWAUKEE, WI

Home town:
Current & past employers:	Dunn insurance
Education:

This borrower member posted the following loan description, which has not been verified:

556452 added on 10/16/09 > I own and run a successful insurance agency and have done so for over 30 years. I have and maintain a 401k , over 10,000 in savings . I am not willing to spend savings or be subject to fines for 401k hence me seeking additinal funding. I maintain all outstanding debts responsibly and timely. The loan will be used for a certified investment which is sure to bring in a gradual turn around. Please ask all and any questions I am more than happy to answer.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1974	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,010.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451575	$24,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451575. Member loan 451575 was requested on October 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$20,833 / month
Current employer:	n/a	Debt-to-income ratio:	3.62%
Length of employment:	n/a	Location:	glendale, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556469 added on 10/13/09 > HELLO I AM SUB-CONTRACTOR I WORK FOR ARM BEL MAINTENANCE INC. IT IS A CONSTRUCTION COMPANY. I OWN A HOUSE IN MIRAGE, ARIZONA I AM REMODELING MY INVESTMENT HOUSE DOWN THERE. I HAVE A GOOD INCOME ABOUT 250.000 GROSS A YEAR 155.000 NET. THIS IS FULLY VERIFIABLE INCOME. I HAD THE PROPERTY SINCE 2007. IF I SPEND AROUND 20,000 IN SUPPLY AND LABOR IS CHEAP AS I AM A SUB-CONTRACTOR, I GUARANTEE AT LEAST THE PRICE OF THE HOUSE WILL GO UP OVER 100,000. THIS MY PROFESSIONAL ESTIMATE.

A credit bureau reported the following information about this borrower member on October 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,575.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 451584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451584	$11,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451584. Member loan 451584 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	reRubber LLC	Debt-to-income ratio:	22.90%
Length of employment:	4 years	Location:	Ontario, CA

Home town:	Cupertino
Current & past employers:	reRubber LLC
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

556491 added on 10/14/09 > I plan to use the funds to eliminate debt on several bad credit cards in hoping to close those accounts for good. I am a reliable borrower because I have never been late on any payments and have always paid on time throughout my credit history. I have a well paying job as a Business Development Manager for a Green Recycling Company that is in process of expanding. I could afford payments and slowly eliminate my debt without any issues but the high interest rates charged by these banks makes it difficult to lower the numbers. I also live with family so I have no rent costs and basically my highest expense is my debt. 556491 added on 10/14/09 > Since I've been asked other questions, here are some other details that may provide further assurance to potential investors. I am the sole earner of my month wages listed and my car is paid in full. Any student loans I had are being taken care of by family members. The rest of the credit debt I'm not loaning for has little to no interest rates so I'm just mainly looking to eliminate the debt that has high interest rates. Please let me know if there are any other questions. 556491 added on 10/18/09 > Another question I've been asked was what measures have I been taking to eliminate debt. I don't ever use credit cards anymore eliminating any additional debt. Moving back with my family members have cut my costs down and my company just started to pay for my cellular bills. Besides regular expenses such as basic necessities, I've limited all my expenses down to eliminate the debt as soon as possible. Since the interest rates have increased significantly in the past half year for a few of my accounts, I can only imagine it'll take much longer than anticipated. LendingClub is a just a better financial solution in assisting me in this process.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,297.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451585	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451585. Member loan 451585 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	US Air Force	Debt-to-income ratio:	18.03%
Length of employment:	10 + years	Location:	Dover, DE

Home town:
Current & past employers:	US Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,076.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451592	$8,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451592. Member loan 451592 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Accenture	Debt-to-income ratio:	3.40%
Length of employment:	10 + years	Location:	ELMHURST, IL

Home town:
Current & past employers:	Accenture
Education:

This borrower member posted the following loan description, which has not been verified:

556508 added on 10/14/09 > pete loan 556508 added on 10/14/09 > pete loan

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	61
Revolving Credit Balance:	$11,036.00	Public Records On File:	0
Revolving Line Utilization:	90.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451601	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451601. Member loan 451601 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	BMO Capital Markets	Debt-to-income ratio:	16.12%
Length of employment:	3 years	Location:	Franklin Square, NY

Home town:
Current & past employers:	BMO Capital Markets
Education:

This borrower member posted the following loan description, which has not been verified:

556540 added on 10/14/09 > This loan will be used to consolidate debt and will likely be paid off within a year.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,584.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451602	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451602. Member loan 451602 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,500 / month
Current employer:	n/a	Debt-to-income ratio:	4.14%
Length of employment:	n/a	Location:	High Falls, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556543 added on 10/14/09 > Restoring a 1859 Dutch Reformed Church in Historic Hudson Valley to original condition for future generations to admire and remember.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	8
Revolving Credit Balance:	$870.00	Public Records On File:	1
Revolving Line Utilization:	26.40%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451606

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451606	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451606. Member loan 451606 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	n/a	Debt-to-income ratio:	12.34%
Length of employment:	n/a	Location:	Austin, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556547 added on 10/14/09 > Using Funds for Debt Consolidation Excellent Credit Self Employed 15 plus years

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,387.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451617	$25,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451617. Member loan 451617 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,326 / month
Current employer:	n/a	Debt-to-income ratio:	16.65%
Length of employment:	n/a	Location:	Guthrie, OK

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

556575 added on 10/14/09 > I am retired with a guaranteed income for life from the Oklahoma Uniform Retirement System for Judges and Justices and social security. This loan will allow me to reduce my monthly payments by over $100.00 and to pay these credit cards off in three years. 556575 added on 10/14/09 > I have had unsecured credit card debt for many years and have never missed a monthly payment. I have more than enough life insurance for my wife to use to pay this obligation in the event I were to die before it is paid off.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,413.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451628	$10,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451628. Member loan 451628 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	guida scrap metal	Debt-to-income ratio:	14.31%
Length of employment:	3 years	Location:	LEVITTOWN, PA

Home town:
Current & past employers:	guida scrap metal
Education:

This borrower member posted the following loan description, which has not been verified:

556610 added on 10/15/09 > Please visit our companies website www.cwsone.com 556610 added on 10/15/09 > Our business is currently running and has it's highest enrollment in years. We would like this money sothat we can make se improvements to our studio. We want our studio to be a place where our students come and feel at home. We want them to feel comfortable and happy to be there. This will keep kids off the streets and at a place that keels them safe and always learning. 556610 added on 10/20/09 > We are currently starting to do birthday parties at the dance studio. They seem to be a big success,we had our first party this past weekend and we gained 4 new students. We will also be doing a breakfast with Santa around Christmas. We are doing everything we can to get the student as much exsposure as possible. Thank you for your investments thus far.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	68
Revolving Credit Balance:	$980.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451632	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451632. Member loan 451632 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	verizon wireless	Debt-to-income ratio:	18.02%
Length of employment:	4 years	Location:	OCOEE, FL

Home town:
Current & past employers:	verizon wireless
Education:

This borrower member posted the following loan description, which has not been verified:

556618 added on 10/14/09 > I'm a very successful sales manager with verizon wireless with an excellent track record. I have been employee with the number one wireless carrier for 3 years and even with this challenge economy we're still very successful growing our business.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	48
Revolving Credit Balance:	$11,188.00	Public Records On File:	0
Revolving Line Utilization:	42.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451663	$14,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451663. Member loan 451663 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Chaffey Joint Union High School District	Debt-to-income ratio:	4.30%
Length of employment:	7 years	Location:	ONTARIO, CA

Home town:
Current & past employers:	Chaffey Joint Union High School District, Inland Valley Daily Bulletin
Education:	National University (Master of Public Administration), DeVry University-California (Bachelor of Science), ITT Technical Institute (Associate of Science)

This borrower member posted the following loan description, which has not been verified:

556696 added on 10/18/09 > Application Date 10/18/2009 556696 added on 10/18/09 > I have a strong history of never missing payments on installment loans. My job is very secure.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	74
Revolving Credit Balance:	$8,752.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451673	$6,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451673. Member loan 451673 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	n/a	Debt-to-income ratio:	0.47%
Length of employment:	n/a	Location:	VALLEJO, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1980	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$226.00	Public Records On File:	0
Revolving Line Utilization:	0.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451705

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451705	$10,200	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451705. Member loan 451705 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Purdum Gray Ingledue	Debt-to-income ratio:	9.48%
Length of employment:	10 + years	Location:	Macomb, IL

Home town:
Current & past employers:	Purdum Gray Ingledue
Education:

This borrower member posted the following loan description, which has not been verified:

546561 added on 10/14/09 > I have managed to pay off 1 small credit card and would like to pay off 2 more that have interest rates in the 20+% range. Thank you in advance for your consideration in my quest to get out of credit card debt.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	31
Revolving Credit Balance:	$18,393.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 451708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451708	$11,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451708. Member loan 451708 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Dorchester County Commissioners	Debt-to-income ratio:	16.46%
Length of employment:	10 + years	Location:	East New Market, MD

Home town:
Current & past employers:	Dorchester County Commissioners
Education:

This borrower member posted the following loan description, which has not been verified:

556787 added on 10/14/09 > Pay Off Credit Cards And Loan. 556787 added on 10/15/09 > I work hard at a courthouse and I would like to have just one bill. Pay off credit cards and high interest loan. I will never be laid off.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,372.00	Public Records On File:	0
Revolving Line Utilization:	21.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451720	$25,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451720. Member loan 451720 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	SharpShooter Imaging	Debt-to-income ratio:	3.98%
Length of employment:	1 year	Location:	Snellville, GA

Home town:
Current & past employers:	SharpShooter Imaging
Education:

This borrower member posted the following loan description, which has not been verified:

556808 added on 10/18/09 > I am looking to finance the purchase of an existing business. The business is currently profitable bringing $12,000 to the bottom line on a very amended schedule. 556808 added on 10/18/09 > This business has existed for 3 years and has grown each year.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,139.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451741	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451741. Member loan 451741 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	santa clara county library	Debt-to-income ratio:	12.00%
Length of employment:	10 + years	Location:	san jose, CA

Home town:
Current & past employers:	santa clara county library
Education:

This borrower member posted the following loan description, which has not been verified:

556845 added on 10/14/09 > I'm a hard, responsible worker who needs a bit of relief to get married and start a family!! my credit history shows i always pay on time!! 556845 added on 10/14/09 > With this loan I plan to get my open credit lines down to 2 or 3. 556845 added on 10/16/09 > I'm been paying consistently more then the minimum but my total balance barely goes down and I refuse going to credit card consolidaters or anything that may hurt my credit! I really hope the lending club can help. The idea of having a set amount per month that will pay the debt in 3 years is amazing! Some of my interest rates are as high as 22 percent! Ridiculous! 556845 added on 10/20/09 > I actually looked at one of the cards I plan to consolidate and its 29 percent interest right now! Thats just not right! 556845 added on 10/21/09 > If you are wondering how I got into debt, its mainly because of traveling with my band and fronting airfare for members who never paid me back. I use to have the "you only live once attitude" Now its beginning to change to "no money, no honey attitude". I'm basically doing everything I can do to get out of debt and invest in my future. I've also been looking for night and weekend work.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	24
Revolving Credit Balance:	$9,311.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451757

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451757	$18,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451757. Member loan 451757 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	US Coast Guard	Debt-to-income ratio:	19.71%
Length of employment:	5 years	Location:	La Jolla, CA

Home town:
Current & past employers:	US Coast Guard
Education:

This borrower member posted the following loan description, which has not been verified:

556883 added on 10/15/09 > Loan will cover some credit card debt and a boat loan with a higher interest rate.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	31
Revolving Credit Balance:	$3,519.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451773

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451773	$2,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451773. Member loan 451773 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Knautz Trading	Debt-to-income ratio:	21.88%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Knautz Trading
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,813.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451775

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451775	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451775. Member loan 451775 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,400 / month
Current employer:	Group 1 Automotive	Debt-to-income ratio:	21.57%
Length of employment:	10 + years	Location:	Spring, TX

Home town:
Current & past employers:	Group 1 Automotive
Education:

This borrower member posted the following loan description, which has not been verified:

556916 added on 10/14/09 > Funds will be used to immediately pay off several credit card balances (looking at different % amount on 4 to 5 cards to pay in full). I have spent 10 years in the car business with the same company and I was raised by two bankers. I understand the importance of making payments on time and I also understand that my credit card debt is not going anywhere if I only make the on time payments. Consider my Chase Mortgage as a representation of my desire to have strong credit. For a three month period I made 1/4 the monthly income that I normally would have due to the aftermath of Hurricane Ike. It was tight, but I would not accept not being able to pay as agreed. I deal with way too many people day to day that cant get what they want because they didnt take care of their credit. To sum it up, my Grandad once told me "if you pay your bills and take care of your credit you wont ever go hungry". He also said "if you cant pay cash then dont buy it", but we cant all be just like our Grandad. I am not DESPERATE for this, but it sure as hell would give me a light at the end of the high credit card interest rate tunnel. P.s. my wife is a registered nurse at 3800 to 4000 per month gross (11000+ household gross). Experian becon is in the 690's...I prefer to leave her off of the note since her Ford lease is due in 8 months and I want to make sure her becon stay where it is at or gets higher. 556916 added on 10/17/09 > 702 Experian Becon Score 10/12/09

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,724.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451809	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451809. Member loan 451809 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,392 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 451841

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451841	$12,000	20.17%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451841. Member loan 451841 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	n/a	Debt-to-income ratio:	11.25%
Length of employment:	n/a	Location:	OCALA, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

557092 added on 10/14/09 > HELLO. I WAS ACTUALLY GIVEN THIS COMPANYS INFO. THROUGH THE S.C.O.R.E. OFFICE WHICH IS A BRANCH OF THE SMALL BUSINESS ASSOCIATION. THEY EXPLAINED THAT I DID QUALITY FOR THE 7A SMALL BUSINESS LOAN, HOWEVER, THAT THE PROCESS IS LENGTHY AND THAT MANY PEOPLE IN A SIMILAR SITUATION AS MYSELF HAVE BEEN SUCCESSFUL WITH THE LENDING CLUB. I HAVE BEEN A REAL ESTATE APPRAISER FOR 7 YEARS. WHEN TAYLOR BEAN AND WHITAKER COLLAPSED, I HAD ACCOUNTS PAYABLE OF OVER $20,000 THAT I NEVER RECEIVED FROM THE OFFICE THAT I WORKED AT. I DECIDED TO LEAVE AND OPEN MY OWN BUSINESS. I HAVE BEEN WORKING OUT OF MY HOUSE BUT NOW I AM SO BUSY THAT I AM GOING TO HAVE TO TURN DOWN WORK IF I DON'T MOVE INTO A LARGER BUILDING AND HIRE ANOTHER APPRAISER WHICH REQUIRES NEW COMPUTERS, A NEW SERVER, COMPUTER PROGRAMS, ETC. I HAVE A HIGH AMOUNT OF ACCOUNTS RECEIVABLE HOWEVER, MOST OF THE REO(FORECLOSURE) LENDERS PAY 30-60 DAYS AFTER THE APPRAISAL IS PERFORMED. I WOULD BE MORE THAN GRATEFUL IF YOU WOULD BE ABLE TO ASSIST ME. THANK YOU 557092 added on 10/14/09 > HELLO. I WAS ACTUALLY GIVEN THIS COMPANYS INFO. THROUGH THE S.C.O.R.E. OFFICE WHICH IS A BRANCH OF THE SMALL BUSINESS ASSOCIATION. THEY EXPLAINED THAT I DID QUALITY FOR THE 7A SMALL BUSINESS LOAN, HOWEVER, THAT THE PROCESS IS LENGTHY AND THAT MANY PEOPLE IN A SIMILAR SITUATION AS MYSELF HAVE BEEN SUCCESSFUL WITH THE LENDING CLUB. I HAVE BEEN A REAL ESTATE APPRAISER FOR 7 YEARS. WHEN TAYLOR BEAN AND WHITAKER COLLAPSED, I HAD ACCOUNTS PAYABLE OF OVER $20,000 THAT I NEVER RECEIVED FROM THE OFFICE THAT I WORKED AT. I DECIDED TO LEAVE AND OPEN MY OWN BUSINESS. I HAVE BEEN WORKING OUT OF MY HOUSE BUT NOW I AM SO BUSY THAT I AM GOING TO HAVE TO TURN DOWN WORK IF I DON'T MOVE INTO A LARGER BUILDING AND HIRE ANOTHER APPRAISER. THIS REQUIRES NEW COMPUTERS, A NEW SERVER, COMPUTER PROGRAMS, ETC. I HAVE A HIGH AMOUNT OF ACCOUNTS RECEIVABLE HOWEVER, MOST OF THE REO(FORECLOSURE) LENDERS PAY 30-60 DAYS AFTER THE APPRAISAL IS PERFORMED. I WOULD BE MORE THAN GRATEFUL IF YOU WOULD BE ABLE TO ASSIST ME. THANK YOU 557092 added on 10/14/09 > THE FUNDS WILL BE USED TO PURCHASE COMPUTERS, A SERVER, ADDITIONAL OFFICE FURNITURE (IF NEEDED), AND MISC. OFFICE EQUIPTMENT, COMPUTER PROGRAMS, ETC. I AM ABLE TO REPAY THE LOAN DUE TO THE FACT THAT MY ACCOUNTS RECEIVABLE WILL BE RECEIVED AT THE BEGINNING OF NOVEMBER AND EVERY MONTH THEREAFER. I WAS VERY SURPRISED TO SEE THAT MY BUSINESS TOOK OFF SO FAST. MY GOAL WAS TO MOVE INTO A LARGER BUILDING IN APPROX. (1) YEAR AND IT HAS ONLY BEEN A COUPLE OF MONTHS. MY ACCOUNTS RECEIVABLE FOR SEPTEMBER IS APPROX. $12,000. THIS AMOUNT DOUBLED IN A MONTHS TIME FROM THE PRIOR MONTH. AS I HAVE RECENTLY DISCOVERED, THIS BUSINESS CAN BE LUCRATIVE WHEN THE MARKET IS GOOD AND WHEN THE MARKET IS NOT SO GOOD, THEREFORE, I DO NOT SEE ANY REASON AS TO WHY THIS LOAN WILL NOT BE ABLE TO BE REPAID IN FULL. MY 1099 FOR LAST YEAR LISTED $160,000 AND THAT IS WITH PAYING 35% TO MY EMPLOYER. I NOW CAN COLLECT AND KEEP 100% OF THE APPRAISAL FEE.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	58
Revolving Credit Balance:	$3,672.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 451853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451853	$2,500	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451853. Member loan 451853 was requested on October 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,442 / month
Current employer:	M-Line Inc.	Debt-to-income ratio:	6.60%
Length of employment:	10 + years	Location:	Gilbertsville, PA

Home town:
Current & past employers:	M-Line Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

557115 added on 10/14/09 > I am looking for a loan to help me relocate and setup my home office. I have a very good paying and stable job which I've held for the past 9+ yrs. which now offers me the possiblity of working from my home. I have had a major downfall, effect, on my credit 10 yrs ago and have been rebuilding since, and am proud to say I've built myself back up through my self-budgeting and financial planning. I continuously maintain my budget, which is planned through the next year, to plan for my future. Though I have built my credit up over the past 10 yrs. I have been unable to obtain approval, through conventional means, for such a loan due to economy and lack of collateral, which is in part what I hope to obtain.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,017.00	Public Records On File:	1
Revolving Line Utilization:	87.30%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 451909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451909	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451909. Member loan 451909 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,050 / month
Current employer:	UC Davis	Debt-to-income ratio:	12.25%
Length of employment:	4 years	Location:	Woodland, CA

Home town:	Pittsburgh
Current & past employers:	UC Davis
Education:	Colorado State University (CSU) School Of Veterinary Medicine

This borrower member posted the following loan description, which has not been verified:

557231 added on 10/19/09 > I am looking to borrow to add a solar energy component to my home (which I own) to help reduce my carbon footprint. I 557231 added on 10/19/09 > I am a veterinarian and a professor at a university vet school and I take my financial obligations very seriously. I own my home, all of my payments are on time and I am never, ever late with any bill payments. Thank you for your time and considerations. Please let me know if I can answer any questions. 557231 added on 10/19/09 > After reviewing my data, I wanted to provide information on my revolving credit line debt. While I have credit cards, I do not carry a balance and pay them in full every month. My credit line balance is a line of credit with Bank of America. I used the credit line to remodel the bathroom and kitchen in my home to use energy efficient appliances with less electric and water use. The interest rate on the line is so low that I am not in a hurry to pay it off at this time. I have a car payment, mortgage payment, student loan payment and this credit line payment each month as major bills. Other than utilities, I have no other monthly debt. My significant other is also a veterinarian, so we have two good incomes with very little real debt.

A credit bureau reported the following information about this borrower member on October 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,573.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451925	$5,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451925. Member loan 451925 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,400 / month
Current employer:	OakHill Hospital	Debt-to-income ratio:	16.57%
Length of employment:	1 year	Location:	Brooksville, FL

Home town:
Current & past employers:	OakHill Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

557261 added on 10/15/09 > I am providing security and privacy for my family with this home improvement. Also, will increase the value of my home.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,465.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451928

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451928	$2,100	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451928. Member loan 451928 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,880 / month
Current employer:	STATE FARM	Debt-to-income ratio:	6.32%
Length of employment:	1 year	Location:	SAN PEDRO, CA

Home town:
Current & past employers:	STATE FARM
Education:

This borrower member posted the following loan description, which has not been verified:

557268 added on 10/18/09 > This is to start my new ebiz. I have wanted to start my biz online for a long time now and finally have the time to do so online. I have done market research for about a year and a half on my product and market. I also have 2 supply vendors ready to go. This amount will be enough to open the website and fund my ppc campaign. If you have any questions please don't hesitate to ask! Cheers and Thanks!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,903.00	Public Records On File:	0
Revolving Line Utilization:	79.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 451989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
451989	$25,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 451989. Member loan 451989 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Infotechnologies	Debt-to-income ratio:	16.66%
Length of employment:	3 years	Location:	Wayne, NJ

Home town:
Current & past employers:	Infotechnologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	30
Revolving Credit Balance:	$65,844.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452013

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452013	$6,250	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452013. Member loan 452013 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,276 / month
Current employer:	Metropolitan National Bank	Debt-to-income ratio:	23.73%
Length of employment:	1 year	Location:	FLUSHING, NY

Home town:
Current & past employers:	Metropolitan National Bank
Education:

This borrower member posted the following loan description, which has not been verified:

557489 added on 10/15/09 > Paying off smaller bills to get current 557489 added on 10/22/09 > This loan I applied for isn't because I can't pay my credit cards or because I'm late. My interest rate was 15.15 and they changed it to 24.99. That is a huge jump and when I asked why the credit card company told me they raised everyones APR to that. I just want to thank everyone of my lendings. I will be credit card free in 3 years tops =)

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,166.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452034

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452034	$5,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452034. Member loan 452034 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,708 / month
Current employer:	TRUMPF Inc.	Debt-to-income ratio:	22.73%
Length of employment:	5 years	Location:	FARMINGTON, CT

Home town:
Current & past employers:	TRUMPF Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

557530 added on 10/15/09 > Consolidate bills. 557530 added on 10/15/09 > Consolidate bills. 557530 added on 10/15/09 > Consolidated bills.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	31
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 452037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452037	$7,500	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452037. Member loan 452037 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	JFK	Debt-to-income ratio:	22.52%
Length of employment:	10 + years	Location:	TELFORD, PA

Home town:
Current & past employers:	JFK
Education:

This borrower member posted the following loan description, which has not been verified:

557542 added on 10/15/09 > Thnak you very much, this loan is greatly appreciated.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,131.00	Public Records On File:	0
Revolving Line Utilization:	39.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452078	$21,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452078. Member loan 452078 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,292 / month
Current employer:	Gunther International Ltd	Debt-to-income ratio:	14.57%
Length of employment:	1 year	Location:	East Lyme, CT

Home town:
Current & past employers:	Gunther International Ltd
Education:

This borrower member posted the following loan description, which has not been verified:

557633 added on 10/15/09 > I am looking for startup capital to fund a DVD Kiosk business in the Northeast. This business will look to target small to mid size grocery store chains and convenience stores that are currently overlooked by the Red Box and Blockbuster brand kiosks. I have already funded 25% of the costs and this loan represents the balance. The kiosk itself is manufactured by a firm out of Canada called DVDNow. The model I am looking at is the S250 which has the ability to rent DVDs, Blu Ray disks and games. The machine also has both multimedia and print advertising capabilities which I intend to fully utilize. The success rate amongst current owner/operators has been good and I am fully confident that I will achieve the same kind of success. 557633 added on 10/16/09 > On a more personal note, my current employment as a compliance accountant is very stable and should remain so into the foreseeable future. I have always had excellent credit and have never had a problem with repaying ANY loans I've taken out in the past. I carefully monitor my monthly expenses as well as anticipate any large future expenditure to avoid any surprises.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,648.00	Public Records On File:	0
Revolving Line Utilization:	13.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452099	$15,250	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452099. Member loan 452099 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	Brigham and Women's Hospital	Debt-to-income ratio:	8.69%
Length of employment:	9 years	Location:	Methuen, MA

Home town:
Current & past employers:	Brigham and Women's Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

557670 added on 10/18/09 > Worth while investment, attempting to pay off loans related to graduate education at a lower interest rate.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,963.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452103	$4,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452103. Member loan 452103 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,667 / month
Current employer:	Volt Management Services	Debt-to-income ratio:	22.96%
Length of employment:	3 years	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	Volt Management Services
Education:

This borrower member posted the following loan description, which has not been verified:

557679 added on 10/22/09 > On Sept 5th, I lost my dog of 13 years... The Vet gave him a 50/50 chance of living, so I went ahead and approved the required treatment. Within 3 hours my god died and was left with the bill. I used my mothers card since I didnt have the cash to pay for the treatment... I'd like to pay off that card..

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,694.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452108

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452108	$5,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452108. Member loan 452108 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,380 / month
Current employer:	MDS Aero Support	Debt-to-income ratio:	4.85%
Length of employment:	3 years	Location:	Sheboygan, WI

Home town:
Current & past employers:	MDS Aero Support
Education:

This borrower member posted the following loan description, which has not been verified:

557687 added on 10/19/09 > The loan is going to be use to start my business. Thanks you very much.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$119.00	Public Records On File:	0
Revolving Line Utilization:	1.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452132	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452132. Member loan 452132 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Chevy CHASE BANK	Debt-to-income ratio:	12.22%
Length of employment:	9 years	Location:	ashburn, VA

Home town:
Current & past employers:	Chevy CHASE BANK
Education:

This borrower member posted the following loan description, which has not been verified:

557734 added on 10/15/09 > I justg want to have one payment I will be paying more than my min payment . I have very stable job . I am just promoted to Assistant vice president to . I can also have auto debit from my account

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,191.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452138	$7,750	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452138. Member loan 452138 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,792 / month
Current employer:	KEAR Ministries	Debt-to-income ratio:	21.28%
Length of employment:	3 years	Location:	Montgomery, AL

Home town:
Current & past employers:	KEAR Ministries
Education:

This borrower member posted the following loan description, which has not been verified:

557750 added on 10/20/09 > I have been running a successful catering business for 4 years on a part time bases from home. This loan will be used to expand my existing catering business. I will uses this loan to lease a space, with will be remodeled into an event hall .

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,594.00	Public Records On File:	0
Revolving Line Utilization:	21.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452143	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452143. Member loan 452143 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	In-Home Supportive Services	Debt-to-income ratio:	10.80%
Length of employment:	10 + years	Location:	SUNNYVALE, CA

Home town:
Current & past employers:	In-Home Supportive Services
Education:

This borrower member posted the following loan description, which has not been verified:

557760 added on 10/18/09 > The purpose of this loan is to fund a medical procedure for my disabled son. I am an ideal candidate for this loan because I have zero delinquent accounts, have never filed for bankruptcy, been employed full-time for over ten years at the same company, and have always taken my financial responsibilities very seriously. My DTI is very ideal because my rent is only $400 per month, and that includes electricity! And the rest of my utilities, food expenses, and other miscellaneous expenses are quite small as well. You can be assured that this, as with all my other financial obligations will always be paid on time, in full. Thank you for taking the time to consider this loan. Most sincerely, Positive Perspectives 557760 added on 10/18/09 > The purpose of this loan is to fund a medical procedure for my disabled son.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,424.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452145	$21,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452145. Member loan 452145 was requested on October 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Military	Debt-to-income ratio:	18.85%
Length of employment:	1 year	Location:	Tucson, AZ

Home town:
Current & past employers:	Military
Education:

This borrower member posted the following loan description, which has not been verified:

557762 added on 10/15/09 > Thank you so much. I will be able to save money now and pay off my cards faster. 557762 added on 10/17/09 > I am in the military and have been for 17 years. A majority of that time was spent in the Air National Guard, however I am full time again. I have approximately 10 years before I retire. I get paid on the 1st and 15th routinely. I always pay over the amaount on my credit cards, but I feel like I can not get ahead. I have been really stressing out thinking about my retirement. I had a credit card cutting ceremony-I am serious. I have already decided how much I will save per month and it will be debeted from my pay, into an account that I will not touch.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,020.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452158

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452158	$24,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452158. Member loan 452158 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,083 / month
Current employer:	Ronni's Place	Debt-to-income ratio:	4.43%
Length of employment:	10 + years	Location:	HIALEAH, FL

Home town:
Current & past employers:	Ronni's Place
Education:

This borrower member posted the following loan description, which has not been verified:

557831 added on 10/16/09 > Kitchen remodel/consolidate debt

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	66
Revolving Credit Balance:	$57,322.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452264	$4,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452264. Member loan 452264 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	veterans administration	Debt-to-income ratio:	22.75%
Length of employment:	8 years	Location:	orangevale, CA

Home town:
Current & past employers:	veterans administration
Education:

This borrower member posted the following loan description, which has not been verified:

557969 added on 10/16/09 > Need immediately please

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$146,743.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452267	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452267. Member loan 452267 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	Zurich North American	Debt-to-income ratio:	17.82%
Length of employment:	3 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	Zurich North American
Education:

This borrower member posted the following loan description, which has not been verified:

557975 added on 10/16/09 > I have learned my lesson about using too credit cards. I had high limits and the credit card companies reduce my limits and raised my interest rate. I have never been late on any account.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,728.00	Public Records On File:	0
Revolving Line Utilization:	88.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452279	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452279. Member loan 452279 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,633 / month
Current employer:	Discover Marble and Granite	Debt-to-income ratio:	8.77%
Length of employment:	4 years	Location:	SHREWSBURY, MA

Home town:
Current & past employers:	Discover Marble and Granite
Education:

This borrower member posted the following loan description, which has not been verified:

558002 added on 10/20/09 > Thank for the lenders! 558002 added on 10/21/09 > info: I applied through lendingTree, for a personal loan and chose other, somehow it appears here as a home improvement loan, IT IS NOT a home improvement loan. It's a personal loan to be invested in the expansion of a business I own with my husband. It can be verified in the state of massachusetts website under business name: JCL COMMERCIAL SERVICES OF WORCESTER. The business being bought is UNICA CLEANING SERVICES.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$703.00	Public Records On File:	0
Revolving Line Utilization:	5.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 452298

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452298	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452298. Member loan 452298 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,132 / month
Current employer:	Innovative information Technologies	Debt-to-income ratio:	10.29%
Length of employment:	3 years	Location:	Edison, NJ

Home town:
Current & past employers:	Innovative information Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,560.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452326

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452326	$19,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452326. Member loan 452326 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,350 / month
Current employer:	n/a	Debt-to-income ratio:	5.56%
Length of employment:	n/a	Location:	Chandler, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558149 added on 10/16/09 > We will use the funds to start our internet business. We offer a variety of home decor, gift items and collectibles. We are diligent in paying our personal bills and will use the same diligence in repaying this loan. We are very serious about this being a profitable venture.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,653.00	Public Records On File:	0
Revolving Line Utilization:	44.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452330	$11,200	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452330. Member loan 452330 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,275 / month
Current employer:	Contra Costa County	Debt-to-income ratio:	3.16%
Length of employment:	10 + years	Location:	PITTSBURG, CA

Home town:
Current & past employers:	Contra Costa County
Education:

This borrower member posted the following loan description, which has not been verified:

558157 added on 10/16/09 > I want to get out of debt by consolidating my bills and use the extra money to put braces on my daughter. 558157 added on 10/16/09 > I also want to raise my credit score by eliminating credit card debt 558157 added on 10/16/09 > I have a really good job but I need a little help to straighten out my finances. 558157 added on 10/18/09 > This is just to give everyone an idea of my situation. I have a good job but these last couple of years have been hard because i was helping two of my relatives out financially but than got myself into trouble but still continued to help them. I can't seem to get back on my feet and payoff these debts and have tried to get the traditional personal loan but because of the bad economic times it has not worked. I am trying to become debt free and this seemed like this opportunity would help me towards that goal. I would like to close all credit accounts and have one loan to concentrate on. Thank you in advance for your consideration. 558157 added on 10/18/09 > I was looking through the stats and it occurred to me that I should post that I have an excellent record of paying on time. I also wanted to explain that even though my debt is $8000, I do pay rent, car ins, storage and all the other living expenses. I want to put braces on my sixteen year old daughter but that would mean taking another loan for $3000 and another monthly payment for $150. I did not too much about this lending club but hopefully when I get on my feet I would like to become an investor.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,138.00	Public Records On File:	0
Revolving Line Utilization:	98.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452341

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452341	$10,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452341. Member loan 452341 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	20.40%
Length of employment:	n/a	Location:	Flushing, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558183 added on 10/19/09 > I got 8 small amounts of credit cards,I'd like to get a loan Pay them off at once instead of pay 8 cards a month and some of them are 29.99 APR. I've been work for my own bridal shop for 7 years as full time wedding photographer sometimes I have to travel around and ask my family to help to take care of the payments when I away,Once I got the loan it will helps me to manage my financial part.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	21
Revolving Credit Balance:	$6,122.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452356	$9,700	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452356. Member loan 452356 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	International Paper	Debt-to-income ratio:	8.15%
Length of employment:	4 years	Location:	Wheaton, IL

Home town:	Sparta
Current & past employers:	International Paper, Nestle Purina
Education:	Pittsburg State University

This borrower member posted the following loan description, which has not been verified:

558216 added on 10/21/09 > Looking for a loan to help pay for our wedding on New Year's Eve. I currently have no debt obligations and my fiancee just graduated from Medical School and will be starting work in June. I have excellent credit and have never been late with a payment. Thanks!

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,953.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 452382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452382	$1,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452382. Member loan 452382 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Logicalis	Debt-to-income ratio:	9.21%
Length of employment:	4 years	Location:	seattle, WA

Home town:
Current & past employers:	Logicalis
Education:

This borrower member posted the following loan description, which has not been verified:

558315 added on 10/16/09 > Hello, I am paying off the remainder of my credit card debt, and would like to decrease the amount of interest I'm paying while I do that.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	34
Revolving Credit Balance:	$2,822.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452391	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452391. Member loan 452391 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Siemens	Debt-to-income ratio:	6.84%
Length of employment:	4 years	Location:	Milpitas, CA

Home town:
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

558327 added on 10/16/09 > This loan will be used to pay my moms credit card debt. She's been thru a rough patch and divorce and this loan will help her get the credit card companies off her back and back on her feet. 558327 added on 10/16/09 > I've been working for a stable company for the last 4 years, even thru the downturn in the economy. My mom will be paying me for the loan every month in full, since it is less than all her payments combined.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,303.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452396	$24,250	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452396. Member loan 452396 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,000 / month
Current employer:	n/a	Debt-to-income ratio:	10.45%
Length of employment:	n/a	Location:	EL PASO, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$14,718.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452398

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452398	$24,250	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452398. Member loan 452398 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,867 / month
Current employer:	Department of the Army	Debt-to-income ratio:	7.78%
Length of employment:	2 years	Location:	WOODFORD, VA

Home town:
Current & past employers:	Department of the Army
Education:

This borrower member posted the following loan description, which has not been verified:

558341 added on 10/21/09 > Federal Gov't employee GS-13 with one house and one car. Want to pay off credit cards debt and pay for Harvard Leadership Program

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,686.00	Public Records On File:	0
Revolving Line Utilization:	53.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452401	$15,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452401. Member loan 452401 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	BAE Systems	Debt-to-income ratio:	13.81%
Length of employment:	2 years	Location:	WASHINGTON, DC

Home town:	Reading
Current & past employers:	BAE Systems
Education:	George Washington University (GW)

This borrower member posted the following loan description, which has not been verified:

558346 added on 10/16/09 > I am an Engineer with a stable job trying to consolidate my high interest credit card debt. I have been working at BAE Systems for over a year now as a mechanical engineer. My job pays me well, and I have already been given a raise twice since starting in July 2008. I need this loan to pay off my cards that have interest rates of 22.74% and 29.99% with balances of $1164.76 and $9058.33 respectively. I also have 2 other cards with balances of $1863.92 and $480.50 with APRs of 9.99% and 12.90% respectively that I would like to consolidate so I can close all but one of these accounts and make just one monthly payment. Although I am close to my limit on my credit cards, I have been able to maintain a good credit score because I make all my payments on time and I have no delinquencies or public records. The reason my cards are so close to their limit is because I went to abroad for 6 months after graduation in 2007. Unfortunately it was more expensive than I thought it would be and I ended up over-using my credit cards. Since returning I have changed my credit card utilization significantly, I only carry one of my cards with me and it is used for emergency purposes only. Also, I use online banking and automatic bill-pay for my credit cards, student loans, and utility bills, this helps me keep a close eye on my budget so that I can make responsible financial decisions. Please, help me simplify my budget by getting rid of these high interest cards. My other monthly expenses include: rent $710, student loans $175, $85, $100, utilities $85-120, cable $45, and transportation $200 (I live in the city and take the train to work), which totals $1420/month, my income, after taxes and contribution to my 410K, is $3100/month, that leaves $1680/month. Currently the minimum payments on my cards are $52, $37, $25, and $350, but over the last 6 months I have been paying $80, $75, $45, and $400 respectively so that I m not just paying off the interest (its not much, but its a start). If you factor these payments (totaling $600) into my monthly budget, I am left with $1080/month for groceries and personal expenses. This loan would replace my current card payments of $600 with the loans monthly payment of $519. The fact that I have been paying $500-600/month for these cards for the last 2 years without being late or delinquent on any of my accounts is proof that I can afford to pay back this loan, thus making it a safe bet. I would use this loan to completely payoff all of my cards, and close my high interest accounts.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,217.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452407	$6,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452407. Member loan 452407 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	20.40%
Length of employment:	3 years	Location:	Antioch, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

558357 added on 10/16/09 > I plan on using this loan to consolidate student debt along with another account debt. 558357 added on 10/22/09 > I want to give a little more description to this loan request. I recently got married, and my husband and I own a timeshare together. It's a balance of about $4300 left on that loan, but at a much higher interest rate. Additionally, I am entering my last semester of college, and will be needing to pay tuition of $1700 on December 18th. This loan will be very managable - it replaces a loan we already pay around $110/month for, and eliminates our need to add more credit card debt to our lives by paying for my tuition that way. We also recently consolidated households - I previously rented an apartment and he has owned our home for 5 years now, so we have more money in our monthly budget overall. This is mainly to make our finances more affordable on a monthly basis while I finish out what has been a very expensive college experience! Please refer to my other loan - 350206 - for my excellent borrowing history with the Lending Club.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,278.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452417

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452417	$8,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452417. Member loan 452417 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.19%
Length of employment:	n/a	Location:	EDINBURG, TX

Home town:	Mexico City
Current & past employers:	IPC Apartments, Interpower Corp, Tokyo Electron America, Lockheed Martin Corp., Biomedical Enterprises
Education:	University of Texas Pan American, The University of Texas at San Antonio

This borrower member posted the following loan description, which has not been verified:

558370 added on 10/16/09 > It's the perfect time to trim down on the number of credit cards. Don't have a problem making the payments, but the payments will be lower here anyway. And why should the credit cards have all the profits? 558370 added on 10/16/09 > I already have a loan here in Lending Club and It is faithfully up to date with no problems. I'm paying down as fast and as much of my credit card debt as I can as part of my debt reduction plan. 558370 added on 10/20/09 > Thank you for your consideration. I assure you the money will be put to good use and in a responsible manner. 558370 added on 10/20/09 > I would like to correct the amount given in response to a question. The other loan I have with LendingClub is for $5,600 and not for $5,000. Sorry for the typo.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$685.00	Public Records On File:	0
Revolving Line Utilization:	85.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452427

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452427	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452427. Member loan 452427 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,000 / month
Current employer:	jaguar contractor	Debt-to-income ratio:	5.44%
Length of employment:	7 years	Location:	WEST ROXBURY, MA

Home town:
Current & past employers:	jaguar contractor
Education:

This borrower member posted the following loan description, which has not been verified:

558385 added on 10/18/09 > Please help me with this experience!!! Thank you in advance! 558385 added on 10/20/09 > The purpose of the loan is to pay for education! 558385 added on 10/20/09 > The purpose of the loan is to pay for education!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	58
Revolving Credit Balance:	$20,896.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452429	$6,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452429. Member loan 452429 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,915 / month
Current employer:	n/a	Debt-to-income ratio:	1.61%
Length of employment:	n/a	Location:	Hurricane, UT

Home town:	Milwaukee
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558389 added on 10/16/09 > I have very good income (I'm on full time disability so it's guaranteed to never end), so you can feel safe about me never "losing my job"...as such, you may feel confident I can always make my payments. 558389 added on 10/16/09 > This loan will partially be used to include: putting a 3.5% down payment on my newly purchased $105,000 house; moving expenses, and pay off my credit card bills. 558389 added on 10/17/09 > Whatever is left over will be used to travel back to Wisconsin (I live in Utah) to see my family, whom I hardly ever get to see. Any remaining will go into my bank account to guarantee even further that I will always have enough to make sure you get paid back. If you are seeing those 3 delinquencies, and are reconsidering lending to me based on those ~ please know that I don't want you to feel concerned, and want to do whatever I can to make you feel safe about helping me out. I've always had automated payments with pretty much any company I ever dealt with. Those 3 times, I started out with a couple of different accounts with manual payments instead of the automated, which everything else was. Because I was used to automated, I had difficulty remembering to pay those manually, thereby ending up with those 3 "more than 30 days late" on my credit report. I have since switched those over to automated, and have never had a problem since. As you know, re-payment for this loan is automated, which guarantees you will be re-paid. And like I said, since I am on full time disability, my monthly income is in no danger of ending. Not all that long ago, my credit score was 800...it went down a bit when I had those difficulties, but now I am completely back on track & am doing whatever I can to raise my credit score back up, hopefully to 800 again. I hope I have answered any questions or concerns you might have; I just want you to know that I am a safe investment, so you can feel secure about helping me take my next step up in life!!! Thank you so much in advance for your help!!!

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	26	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,926.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 452441

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452441	$5,000	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452441. Member loan 452441 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,833 / month
Current employer:	crescent drilling and production	Debt-to-income ratio:	0.17%
Length of employment:	5 years	Location:	miami , FL

Home town:
Current & past employers:	crescent drilling and production
Education:

This borrower member posted the following loan description, which has not been verified:

558407 added on 10/19/09 > i have no debt, but i am gonna use this money for a few miscellaneous items, such as, i.e., getting my knee scoped, fixing a car that i will sell, tv for downstairs, pay 2 credit cards with a total of $2300.00 for both and to have in the bank. my job is secure and i make good money in the oilfied, working offshore as an engineering specs hand. i am a very good borrower. i have excellent credit and pay the bills i have on time and i have very little, if no debt. my monthly bills total about $2000.00, so my living expenses are manageable. been at my position for 4 years and there will always be a need for the exploration of oil and acquiring this resource.

A credit bureau reported the following information about this borrower member on October 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$444.00	Public Records On File:	0
Revolving Line Utilization:	82.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 452450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452450	$22,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452450. Member loan 452450 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,400 / month
Current employer:	WV Army National Guard	Debt-to-income ratio:	22.81%
Length of employment:	10 + years	Location:	Saint Albans, WV

Home town:
Current & past employers:	WV Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1984	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	41	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,328.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452480	$18,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452480. Member loan 452480 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	KHM Studios / (2nd job DRIVE LLC.)	Debt-to-income ratio:	23.48%
Length of employment:	9 years	Location:	San Antonio, TX

Home town:
Current & past employers:	KHM Studios / (2nd job DRIVE LLC.)
Education:

This borrower member posted the following loan description, which has not been verified:

558492 added on 10/21/09 > Earlier this year my credit card rates have double and in one case tripled. None of the companies are willing to negotiate a better rate so I am wanting to pay them all off and not do business with those companies any longer. I don't mind paying interest that is agreed upon but when they just raise rates from one month to the next, after being an on time paying customer for years, I don't feel that is a good business practice. A small portion of the funds will also be used to replace the stairs leading from the back of my home down to the back yard which is about an 8 foot drop. The home is 9 years old and the stairs must be replaced. The estimated payment for this loan is actually slightly less than what I pay for all my credit cards combined on a monthly basis so it will not impact my monthly budget at all. It will actually free up about $50.00 a month. As far as employment, I have been with one company for almost 8 years now as an audio engineer and computer systems tech. It's a small company and very stable since we are diverse in the type of work we do. When the market drops in one area, our work load increases in other. My second job as an audio engineer/lighting director for a Production company is also very stable. We provide concert gear for several national acts as well as a local group that has had steady work for the passed 5 years now and are booked a minimum of 6 nights a week 12 months in advance. I was contract until the beginning of this year when I was made an employee. That company is only getting busier by the day. As my credit shows. I have not had any negative marks for at least 5 years now. I have made a huge effort to organize myself financially and have achieved it. The credit cards I have were all opened to help raise my credit score and everything was going fine until the market freaked out as we all know and the banks started raising everyone's rates.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,369.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452494	$13,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452494. Member loan 452494 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	24 Hour Fitness, Inc.	Debt-to-income ratio:	9.81%
Length of employment:	4 years	Location:	NEW YORK, NY

Home town:
Current & past employers:	24 Hour Fitness, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

558520 added on 10/17/09 > Need consolidation to avoid high intrest rates of credit cards and to pay off quickly. Loan repayment is not an issue. I have stable, well paying employment and a good credit history.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,132.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452499

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452499	$22,750	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452499. Member loan 452499 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.03%
Length of employment:	n/a	Location:	EAST MEADOW, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558531 added on 10/16/09 > I will use the proceeds for 2 purposes. I will use about 5,000 to pay off a credit card. I will use about 5,000 and just keep in savings account. I will use balance to invest/loan in a company called Contact Perfect. Contact Perfect has created a dental matrix band that is patented. I've worked in a dental office and know alot about matrix bands. Tens of millions are sold each year. These bands are mainly used for restorations(cavities). Contact Perfect QEP is a direct contact matrix system that is Quick, Easy, and Perfect. A unique, removable shield allows uncured resin to uniformly expand to create a contoured, direct resin to tooth contact while eliminating the need for aggressive tooth separation. The band is readily adapted to Tofflemire-like retainers eliminating the need for excessive chair-side instrumentation. Please visit the Shofu booth # 2006 and Tokuyama booth # 2103 at the Greater New York Dental convention for a hands-on demonstration of Contact Perfect.

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,993.00	Public Records On File:	0
Revolving Line Utilization:	73.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452505	$14,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452505. Member loan 452505 was requested on October 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,025 / month
Current employer:	PriceWaterhouseCoopers LLP	Debt-to-income ratio:	4.57%
Length of employment:	3 years	Location:	Pittsburgh, PA

Home town:
Current & past employers:	PriceWaterhouseCoopers LLP
Education:	Robert Morris University

This borrower member posted the following loan description, which has not been verified:

558543 added on 10/17/09 > I gave a loan to my parents to finish their house as my dad could not work due to a surgery. They are unlikely going to pay me back in the near future and I have multiple issues with my vehicle that needs to be addressed. I appreciate your help. 558543 added on 10/17/09 > I am a good borrower due to the fact that I don't have a lot of outstanding debt at this time. I was promoted in less than 2 years and my job security is extremely safe. 558543 added on 10/17/09 > I am also trying to persue my MBA and as I am reimbursed by my employer I still need to pay up front for classes. Due to the circumstances I am in it would be extremely difficult for me to go back for that schooling. 558543 added on 10/17/09 > The only true expenses that I have currently are associated with my renting of an apartment. Monthly expenses range from $600-$800 a month

A credit bureau reported the following information about this borrower member on October 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,937.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452523	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452523. Member loan 452523 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Wagamama	Debt-to-income ratio:	18.25%
Length of employment:	4 years	Location:	THREE RIVERS, MI

Home town:
Current & past employers:	Wagamama, Pan Pacific Hotel, Barnes & Noble
Education:	California Culinary Academy, Western Michigan University

This borrower member posted the following loan description, which has not been verified:

558592 added on 10/19/09 > This loan is to consolidate high interest credit card debt into a lower interest loan which will allow me to be debt free in 3 years.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	47
Revolving Credit Balance:	$5,455.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452528

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452528	$11,500	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452528. Member loan 452528 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	24.99%
Length of employment:	n/a	Location:	Salt Lake City, UT

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558602 added on 10/18/09 > We plan to use the funds for business. We need extra marketing dollars at this time. My personal credit is excellent with ZERO late payments (not even 30 day lates) in over 13 years of credit. While these interest rates are a higher then I'm used to just know that I would rather put that extra interest to you vs. any of the big banks or credit card companies which I've sworn off for the most part! You can help a determined entrepreneur (3yrs now) get a little extra cash flow going to help our next growth stage. We are gaining market share during this recession and our brand is reputable.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,525.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452542	$14,400	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452542. Member loan 452542 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Systems Refrigeration	Debt-to-income ratio:	24.41%
Length of employment:	8 years	Location:	DU BOIS, PA

Home town:
Current & past employers:	Systems Refrigeration
Education:

This borrower member posted the following loan description, which has not been verified:

558656 added on 10/19/09 > I have a very stable job with great pay-the credit card crisis has really hurt our monthly budget due to outrageous fees and increasing interest rates.We have the financial resources available but our money is going to the wrong places! With this money we will be able to pay off 4 credit cards now and 2 more in January. Thank you for this opportunity-all we really need is a fresh start!

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,515.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 452546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452546	$5,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452546. Member loan 452546 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,200 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	st joseph, MO

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

558660 added on 10/17/09 > medical exp

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452580

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452580	$24,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452580. Member loan 452580 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Twinspires	Debt-to-income ratio:	20.15%
Length of employment:	1 year	Location:	APTOS, CA

Home town:
Current & past employers:	Twinspires
Education:

This borrower member posted the following loan description, which has not been verified:

558736 added on 10/17/09 > I'm looking for a loan to enable me to consolidate and pay off credit card debt gained while in college. I much rather lock in a reasonable rate of a personal loan as opposed to the skyrocketing rates from the credit companies. I've got a great track record and have never missed a payment or paid the mere minimal.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,903.00	Public Records On File:	0
Revolving Line Utilization:	92.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452584

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452584	$5,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452584. Member loan 452584 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Walker Partners	Debt-to-income ratio:	18.04%
Length of employment:	3 years	Location:	Waco, TX

Home town:
Current & past employers:	Walker Partners
Education:

This borrower member posted the following loan description, which has not been verified:

558740 added on 10/17/09 > truck repair

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,768.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452597

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452597	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452597. Member loan 452597 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Groupee Inc	Debt-to-income ratio:	12.67%
Length of employment:	9 years	Location:	Seattle, WA

Home town:	Juneau
Current & past employers:	Groupee Inc
Education:	University of Alaska Southeast

This borrower member posted the following loan description, which has not been verified:

558762 added on 10/17/09 > Citi bank just sent me a notice that's their increasing my interest rate to 29.99%. I've been with them for years, never had a late payment, always pay more than minimum balance, own my own home, and have had the same stable job for 8 years.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,896.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452602	$11,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452602. Member loan 452602 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	LA Packing, Crating and transport	Debt-to-income ratio:	11.36%
Length of employment:	10 + years	Location:	Hollywood, CA

Home town:
Current & past employers:	LA Packing, Crating and transport
Education:

This borrower member posted the following loan description, which has not been verified:

558776 added on 10/17/09 > I have three credit cards. Total debt of $10,360.00 I work for a wonderful company and this November i will have been there for 12 years. I am in the middle of my transsitioning from male to female. My hormone treatments is very expensive and I can not use my health ins. It's all cash. I also had two root canals done costing me $3000.00. That just put me over the top. I did pay that card down to $550 from $3000. My only bills i have is rent:$800 and cable/internet$120 a month. And my hormones cost me about $265 a month. I am bringing home about $2100. Paying of these cc would allow me to start saving for my surgery which will cost me about $16000. I have never missed a payments. Late payment, never. I would really like to pay these cc off. Thank you for helping me....Lisa 558776 added on 10/22/09 > I just want to add something. I am an investor too. My portfolio is made up with speculative stocks. Stocks costing from $2-$10. I am down about 60%. Big mistake. Lesson learned. This was my surgery money. This acct is very important to me. Now I learned about p2p lending. I would rather help other investors earn 9% - 10.64% return then pay these cc and banks that keep changing the rules. I am paying around $200 a month on interest. I will never pay down my debt. Take a chance on me and let me help you make some money. Thank you....Lisa

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,908.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452649	$12,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452649. Member loan 452649 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	4G Wireless - Verizon	Debt-to-income ratio:	22.74%
Length of employment:	1 year	Location:	Escondido, CA

Home town:
Current & past employers:	4G Wireless - Verizon
Education:

This borrower member posted the following loan description, which has not been verified:

558864 added on 10/17/09 > This loan will help pay for wedding expenses.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,721.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452651	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452651. Member loan 452651 was requested on October 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Diamond Detective Agency, Inc.	Debt-to-income ratio:	16.08%
Length of employment:	2 years	Location:	MARKHAM, IL

Home town:
Current & past employers:	Diamond Detective Agency, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

558876 added on 10/17/09 > Entrepreneurial income as a Legal Assistant ($10k annual) is included with combined annual income.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,327.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452706	$24,250	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452706. Member loan 452706 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,333 / month
Current employer:	n/a	Debt-to-income ratio:	5.99%
Length of employment:	n/a	Location:	CHANUTE, KS

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559037 added on 10/20/09 > I will pay off taxes and credit cards to establish a better credit rating in hopes of purchasing a home! I have payed off a pickup truck thru GMAC and currently paying on another vehicle thru GMAC. I am a long haul truck driver and have been paying on a truck in which I will soon have payed for on a lease purchase program thru Dart Transit Based in Eagan ,Mn! My monthly budget Varies between $1700-$2000 a month!

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,548.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452710	$1,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452710. Member loan 452710 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.05%
Length of employment:	n/a	Location:	Madison, WI

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559042 added on 10/18/09 > The kids have finally moved out and it's time to refresh the first-floor paint.

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$269,726.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452749	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452749. Member loan 452749 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Hershey Entertainment and Resorts	Debt-to-income ratio:	20.16%
Length of employment:	1 year	Location:	MARIETTA, PA

Home town:	Danville
Current & past employers:	Hershey Entertainment and Resorts, Carrabbas Italian Grill
Education:	Art Institute Pittsburgh

This borrower member posted the following loan description, which has not been verified:

559124 added on 10/18/09 > I am opening a photography studio in a week and am looking for $8000 to help with advertisements, new equipment and a few last renovations. I have a very stable income and used the funds I had saved for renovations. My photography company brings in a great deal of money each year and I am opening the studio because of a high demand for my work. I am almost completely booked until late December 2009 and am booking alot of photography shoots for 2010. 559124 added on 10/18/09 > - I am a sole proprietor - I have no bad marks or late payments on my credit history 559124 added on 10/20/09 > I will have direct debit from my business bank account so all payments will be made on time and above minimum payment. 559124 added on 10/22/09 > Thank you to those who have helped fund my loan thus far!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,923.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452768	$25,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452768. Member loan 452768 was requested on October 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$29,000 / month
Current employer:	Administrative Resources Corp	Debt-to-income ratio:	4.87%
Length of employment:	10 + years	Location:	Northridge, CA

Home town:
Current & past employers:	Administrative Resources Corp
Education:	University of Oregon

This borrower member posted the following loan description, which has not been verified:

559178 added on 10/18/09 > Plan to use the proceeds of this loan to term out, 3yrs., Chase account that is revolving. 559178 added on 10/18/09 > Job is stable. Mange the business business the my father stated 35 years ago. Great borrower. Never late! My credit is Golden!

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$129,224.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452808

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452808	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452808. Member loan 452808 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Sunrise Medical	Debt-to-income ratio:	7.41%
Length of employment:	6 years	Location:	Denver, CO

Home town:
Current & past employers:	Sunrise Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,610.00	Public Records On File:	0
Revolving Line Utilization:	29.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452846	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452846. Member loan 452846 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	GTRR	Debt-to-income ratio:	20.75%
Length of employment:	5 years	Location:	Atlanta, GA

Home town:
Current & past employers:	GTRR
Education:

This borrower member posted the following loan description, which has not been verified:

559339 added on 10/19/09 > I'm a highly responsible professional educator who is currently looking to consolidate several credit cards into one monthly payment. I am currently in school part time, and am recently married, and my husband is a successful engineer. I have an excellent payment history (never missed or late) and understand the importance of exercising responsible financial behaviors. If I am fortunate enough to have this loan funded, I plan to pay more than the required payment and completely pay off (and close) all but one of my credit cards. I am absolutely happy to answer any questions or queries you may have about my ability to pay or other facets of my life that would influence your decision to assist me in achieving my goals. Thank you for your time!

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,508.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452882	$3,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452882. Member loan 452882 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.00%
Length of employment:	n/a	Location:	Hoover, AL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1983	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	8
Revolving Credit Balance:	$2,383.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452896	$24,250	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452896. Member loan 452896 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,625 / month
Current employer:	Office of Court Administration	Debt-to-income ratio:	13.88%
Length of employment:	10 + years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Office of Court Administration
Education:

This borrower member posted the following loan description, which has not been verified:

559429 added on 10/19/09 > I want to pay off my credit cards in 3 years with one fixed payment. I pay all my bills on time without exception. I have an excellent income and a very secure job. (21 years)

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1990	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	50	Months Since Last Delinquency:	22
Revolving Credit Balance:	$54,459.00	Public Records On File:	0
Revolving Line Utilization:	71.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452924	$25,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452924. Member loan 452924 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Atlas Transport Logistic	Debt-to-income ratio:	11.93%
Length of employment:	4 years	Location:	Doral, FL

Home town:
Current & past employers:	Atlas Transport Logistic
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,601.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 452947

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452947	$4,750	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452947. Member loan 452947 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,083 / month
Current employer:	n/a	Debt-to-income ratio:	11.63%
Length of employment:	n/a	Location:	Vernon Hills, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559525 added on 10/19/09 > Personal loan to consolidate debt 559525 added on 10/20/09 > I need to consolidate debt from credit cards and medical bills from my stroke last year--lots of rehab and more rehab to come.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,996.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 452957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452957	$21,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452957. Member loan 452957 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Surgical Motion	Debt-to-income ratio:	18.59%
Length of employment:	3 years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Surgical Motion
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	33
Revolving Credit Balance:	$26,090.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452961	$15,250	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452961. Member loan 452961 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Polytechnic School	Debt-to-income ratio:	24.08%
Length of employment:	7 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Polytechnic School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	30
Revolving Credit Balance:	$22,240.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453018

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453018	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453018. Member loan 453018 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	AMR Capital	Debt-to-income ratio:	14.16%
Length of employment:	9 years	Location:	Miami, FL

Home town:
Current & past employers:	AMR Capital
Education:

This borrower member posted the following loan description, which has not been verified:

559649 added on 10/19/09 > Funds will primarily be used for tax purposes and the rest will be used to help pay for an engagement ring

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,641.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453023

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453023	$17,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453023. Member loan 453023 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	United States Army	Debt-to-income ratio:	12.70%
Length of employment:	6 years	Location:	Flowery Branch, GA

Home town:
Current & past employers:	United States Army
Education:	Kent State University-Kent Campus

This borrower member posted the following loan description, which has not been verified:

559662 added on 10/19/09 > Hello there! What can I say really, other than the fact that I'm trying to do some refinancing and debt consolidation....school loans, everyday bills....simplifying life! I've got great credit (742 to be exact!), I pay my bills on time and have a steady job with the Army--good investment, no? Besides, I'm cute and you can't pass that up! So do yourself a favor and throw some funding my way. We'll mooch off one another for a while and come out on top in this crazy system called the national economy! Thank you in advance--you're my hero :) 559662 added on 10/20/09 > I have been informed that the previous half of my loan description was not appropriate and after allowing myself a second of humiliation, I have decided that this person is right. Therefore, I will leave a description that is actually honest and real because that's really all there is. Frankly, this whole process--talking to banks, looking at various lines of credit and doing research--has been somewhat disheartening and what I previously wrote was a sarcastic, pessimistic version of that. Most of my debt (as I'm sure is the case with many other borrowers on this site) comes from student loans. Currently, I'm in grad school full-time and I work full-time which doesn't always seem to present well for banks. However, I'm not your typical student. I have excellent credit and I ALWAYS pay my bills on time, but I just happen to enjoy learning and have not reached the point in my life yet where my "ideal job" is attainable (doctorate here I come). I wish I could say that I had the job and career (even kids) which would allow me to settle down, but I've still got a little ways to go before any of that comes to fruition. As far as the military goes, they have paid for a decent portion of my education (which I am extremely greatful); however, anyone who is familiar with how Tuition Assistance works knows that they certainly don't pay for everything. I can't complain, I've been given a great opportunity to continue my schooling and not everyone gets that chance. Still, I could use some help because I desprately want to simplify the rest of my life by consolidating all of those loans into one place. Thank you in advance.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,644.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453032

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453032	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453032. Member loan 453032 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,060 / month
Current employer:	LGOPSINC	Debt-to-income ratio:	2.14%
Length of employment:	10 + years	Location:	Beverly Hills, CA

Home town:
Current & past employers:	LGOPSINC
Education:

This borrower member posted the following loan description, which has not been verified:

559681 added on 10/19/09 > Hi Lending Club, I would like to use Lending Club to take some extension courses to help me build my knowledge and allow for other consulting opportunities. My expenses are low and I have excellent credit after years of hard work. Thank you for investing.

A credit bureau reported the following information about this borrower member on October 17, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,504.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453052

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453052	$5,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453052. Member loan 453052 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	10.35%
Length of employment:	n/a	Location:	Bakersfield, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559714 added on 10/19/09 > I own a sucessful yoga studio in Bakersfield, CA. I am looking to do some improvements to the studio space. 559714 added on 10/20/09 > My account profile was not correctly filled out. I have been working at the yoga studio for 7 years. It has been in business for 10 years this January. I have owned and operated it for 3 years this January. Thank you for reading.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,062.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453089

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453089	$2,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453089. Member loan 453089 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	bill rapp	Debt-to-income ratio:	2.56%
Length of employment:	10 + years	Location:	CANASTOTA, NY

Home town:
Current & past employers:	bill rapp
Education:

This borrower member posted the following loan description, which has not been verified:

559795 added on 10/20/09 > none

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	50
Revolving Credit Balance:	$128.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 453128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453128	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453128. Member loan 453128 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	L3 communications	Debt-to-income ratio:	0.24%
Length of employment:	6 years	Location:	PORTLAND, OR

Home town:
Current & past employers:	L3 communications
Education:

This borrower member posted the following loan description, which has not been verified:

559871 added on 10/19/09 > Finishing final work on one of our many projects. Investor backed out and would rather borrow than bring another investor in. Make $150k with no debts and my partner makes $125k no debt. Our business is additionally profitable outside of our personal income. Will likely pay off in less than 6 months.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	47
Revolving Credit Balance:	$633.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453136	$3,075	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453136. Member loan 453136 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Emkay Inc.	Debt-to-income ratio:	12.91%
Length of employment:	4 years	Location:	STREAMWOOD, IL

Home town:
Current & past employers:	Emkay Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

559899 added on 10/22/09 > I plan on using this loan to purchase a 5.0 Mustang that i can work on in my garage. I have been at my job for over 4 years and recently got a promotion. I have always paid my bills on time

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,988.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453138

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453138	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453138. Member loan 453138 was requested on October 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,333 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	8.88%
Length of employment:	7 years	Location:	New York, NY

Home town:
Current & past employers:	PricewaterhouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

559901 added on 10/19/09 > I am a tax manager at a big four accounting firm, very secure job. Looking for a loan to consolidate my credit cards into one payment with a lower rate than currently provided by my card companies. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$20,755.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453204	$8,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453204. Member loan 453204 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Yuli Enterprises	Debt-to-income ratio:	8.20%
Length of employment:	< 1 year	Location:	WALLINGTON, NJ

Home town:
Current & past employers:	Yuli Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

560085 added on 10/20/09 > Just want to pay my bills. I pay my bills, on time, all the time!! 560085 added on 10/20/09 > A New Start, with a great monthly payment

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	10
Revolving Credit Balance:	$7,979.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453257	$4,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453257. Member loan 453257 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,279 / month
Current employer:	Procter and Gamble	Debt-to-income ratio:	5.13%
Length of employment:	1 year	Location:	CINCINNATI, OH

Home town:
Current & past employers:	Procter and Gamble
Education:

This borrower member posted the following loan description, which has not been verified:

560204 added on 10/20/09 > I have set the terms of this loan to be repaid in 3 years, however I am expecting to have this loan repaid within 6 months.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	46
Revolving Credit Balance:	$455.00	Public Records On File:	1
Revolving Line Utilization:	18.20%	Months Since Last Record:	58
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 453280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453280	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453280. Member loan 453280 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Citrin Cooperman & Co.	Debt-to-income ratio:	11.78%
Length of employment:	< 1 year	Location:	MASSAPEQUA PARK, NY

Home town:
Current & past employers:	Citrin Cooperman & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

560247 added on 10/20/09 > This is a personal loan to help fix my Cash Flow issues. I will pay this loan back within 12-18 months.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,216.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453287

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453287	$5,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453287. Member loan 453287 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Spring Valley, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560255 added on 10/21/09 > Year One Capital Raise Goal = $50k Overview: The business will capitalize on the tight economy by offering products and services that will pay them back for their everyday shopping. They will also find select best priced products and services in the US that we represent. Products / Services: Rebates ??? Over $2000 per year in potential rebates on all shopping Cell phone service ??? Approved Reseller of Lowest Cost unlimited talk and text in US Financed Planning for Business owners - Give $1M to biz owners. Not personally liable. Financial Innovation Group, Inc. ??? Solicit Referrals from members Other: online defensive driving and more Marketing and Advertising: 1. Use all internet social sites 2. Email blasts to ???opt-in??? consumers 3. Strategic website banners, ads 4. Affiliate program for almost any website/company Profit and Loss Projections: 12 mos Total Revenue: $1,270k Total Expenses: $690k Net Income: $580k

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453290	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453290. Member loan 453290 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,625 / month
Current employer:	general dynamics	Debt-to-income ratio:	10.19%
Length of employment:	4 years	Location:	troutdale, OR

Home town:
Current & past employers:	general dynamics
Education:

This borrower member posted the following loan description, which has not been verified:

560256 added on 10/20/09 > looking to remodel my kitchen and update my bathrooms.....my contractor is giving me a great deal and i need this money in other to get started. 560256 added on 10/22/09 > I have been on my job going on 5 years i have an excellent income. I was going to fund the job myself, but when i learned about the Lending Club and put in my information the rate i qualified for was very attractive so i figured i would move foward and fund the job with the Lending Club money raher than checking with a bank or credit union and let them earn more money off of hard working people.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	41
Revolving Credit Balance:	$19,315.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453325

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453325	$13,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453325. Member loan 453325 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	17.46%
Length of employment:	10 + years	Location:	Murray, UT

Home town:
Current & past employers:	SimplexGrinnell
Education:

This borrower member posted the following loan description, which has not been verified:

560336 added on 10/20/09 > Purchase a 2006 Harley-Davidson Road King. I've worked for my present employer for 10 years. I currently have a car loan for which I've never missed or been late on a payment.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,086.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453358	$8,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453358. Member loan 453358 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Verizon Wireless	Debt-to-income ratio:	13.36%
Length of employment:	< 1 year	Location:	LOS ANGELES, CA

Home town:	Baytown
Current & past employers:	Verizon Wireless
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

560409 added on 10/20/09 > I have been employed with my employer (Verizon Wireless) for over 5 years. Verizon Wireless is a stable company and has been throughout this entire recession. I have a finance degree from Penn State University. I have good credit and have always paid all of my bills in a timely manner and have never exceeded the credit limit. I am financially responsible. I am wanting to consolidate my debt with this loan so that I can save money on interest. Thank you. 560409 added on 10/21/09 > If anyone has any questions they would like to ask, please do not hesitate to post a question and I will respond asap. Thank you.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,884.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453361

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453361	$9,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453361. Member loan 453361 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	IIFData Solutions	Debt-to-income ratio:	9.19%
Length of employment:	1 year	Location:	arlington, VA

Home town:
Current & past employers:	IIFData Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

560416 added on 10/20/09 > I have a credit card through Yamaha that has an interest rate of 19.8%. This "credit" was provided (By Yahama Motors) for a motorcycle purchase through Yamaha back in 2007. Once the "credit card" is paid off (with this loan), I will receive the title and will be able to sell the motorcycle ASAP. I will most likely be able to get around 6500 for the motorcycle so most of this loan will get paid back once the motorcycle is sold. Thank you for your time, and money.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	25
Revolving Credit Balance:	$40.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453363

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453363	$24,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453363. Member loan 453363 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,600 / month
Current employer:	Miami Dade County Dept of Corrections	Debt-to-income ratio:	10.42%
Length of employment:	< 1 year	Location:	Miami, FL

Home town:
Current & past employers:	Miami Dade County Dept of Corrections
Education:

This borrower member posted the following loan description, which has not been verified:

560417 added on 10/20/09 > I need the loan to help my mom with some medical costs and I also need some new furniture.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,971.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453366	$24,250	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453366. Member loan 453366 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,417 / month
Current employer:	BlackRock	Debt-to-income ratio:	24.84%
Length of employment:	2 years	Location:	NEPTUNE, NJ

Home town:
Current & past employers:	BlackRock
Education:

This borrower member posted the following loan description, which has not been verified:

560424 added on 10/20/09 > Loan will be used to consolidate debt. 560424 added on 10/21/09 > Loan will be used to pay off high interest creditcards (24.99% - 29.99%) I am good borrower because I have a stable job and have never paid a bill late. Monthly budget is $5400 which include mortgage payment, car payment, creditcard payment, utility payment, insurance, other expenses

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$117,358.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453373	$2,725	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453373. Member loan 453373 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Liberty mutual	Debt-to-income ratio:	1.92%
Length of employment:	3 years	Location:	sanford, FL

Home town:
Current & past employers:	Liberty mutual
Education:

This borrower member posted the following loan description, which has not been verified:

560433 added on 10/20/09 > I am using the installment as way to raise my credit score above 750.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	36
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453393

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453393	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453393. Member loan 453393 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	Bobbi Hair Design	Debt-to-income ratio:	13.63%
Length of employment:	< 1 year	Location:	Smithtown, NY

Home town:
Current & past employers:	Bobbi Hair Design
Education:

This borrower member posted the following loan description, which has not been verified:

560473 added on 10/20/09 > medical expenses

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,338.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453401

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453401	$10,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453401. Member loan 453401 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	CVS Pharmacy	Debt-to-income ratio:	12.45%
Length of employment:	10 + years	Location:	bridgeport, CT

Home town:
Current & past employers:	CVS Pharmacy
Education:

This borrower member posted the following loan description, which has not been verified:

560482 added on 10/20/09 > I'm going to use the loan to consolidate some of my debts

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	61
Revolving Credit Balance:	$72,733.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453411	$13,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453411. Member loan 453411 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	El Potro Mexican Restaurant, 4 of them	Debt-to-income ratio:	12.82%
Length of employment:	< 1 year	Location:	Winter Park, FL

Home town:
Current & past employers:	El Potro Mexican Restaurant, 4 of them
Education:

This borrower member posted the following loan description, which has not been verified:

560505 added on 10/20/09 > Getting the loan to provide smoother cash flow and to avoid mixing my business' money with personal funds. I am President of 4 successful restaurants and need to keep my growing family nicely taken care of.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	25
Revolving Credit Balance:	$140,601.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453432

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453432	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453432. Member loan 453432 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Westin Hotel	Debt-to-income ratio:	13.16%
Length of employment:	7 years	Location:	Atlantic Highlands, NJ

Home town:
Current & past employers:	Westin Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

560539 added on 10/20/09 > The loan will be for a 2007 f-350 with 18000 miles its from a privite guy. I was told this web site was better then going to banks. Great chance to use web site. Thanks

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	28
Revolving Credit Balance:	$10,098.00	Public Records On File:	0
Revolving Line Utilization:	20.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453437

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453437	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453437. Member loan 453437 was requested on October 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,586 / month
Current employer:	Department of Veterans Affairs	Debt-to-income ratio:	11.88%
Length of employment:	1 year	Location:	Denver, CO

Home town:	Dallas
Current & past employers:	Department of Veterans Affairs
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

560552 added on 10/20/09 > Between graduate school, moving across the country, and unexpected medical bills, I found myself further in a debt that seemed to get deeper and deeper. I desire nothing more than to live a debt free life, so that I can fully focus on what I'm passionate about - international volunteerism.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1979	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	22
Revolving Credit Balance:	$8,805.00	Public Records On File:	0
Revolving Line Utilization:	8.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453442

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453442	$4,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453442. Member loan 453442 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Antwerp Diamonds	Debt-to-income ratio:	12.98%
Length of employment:	< 1 year	Location:	Roswell, GA

Home town:
Current & past employers:	Antwerp Diamonds
Education:

This borrower member posted the following loan description, which has not been verified:

560571 added on 10/21/09 > I currently have a credit card with a balance of $4,000 that I would like to refinance for two reasons. Firstly the card has a high APR, and secondly and more importantly I feel that the company practices deceptive and unethical business practices and I no longer wish to do business with them anymore. The minimum payment on the account is a little less than $100 a month so paying the payment of $146.25 on this loan will be no problem at all for me.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,491.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453460	$8,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453460. Member loan 453460 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,300 / month
Current employer:	abramson centre for jewish life	Debt-to-income ratio:	20.26%
Length of employment:	5 years	Location:	philadelphia, PA

Home town:
Current & past employers:	abramson centre for jewish life
Education:

This borrower member posted the following loan description, which has not been verified:

560600 added on 10/21/09 > thanks for the loan,referals will be made to my friends and colleagues, is loan usually disbursed promptly. 560600 added on 10/21/09 > thanks, loan accepted,referals will be made to friends introducing them to the club 560600 added on 10/22/09 > I have a stable job with abramson centre for jewish life. this is a nursing home that carters for the elderly. I work as a state licensed nurse. My job pays a monthly income of $4300, with a potential of increase annually. I am a good borrower, s my credit score tells the whole story. I have always honoured my credit obligation as at when due. The loan will be used for general home improvement and some other personal family expenses which require urgent attention. there is no fear that my income will be able to meet the loan servicing amount and there will not be any fear of default as i have a good credit record.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,473.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 453477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453477	$9,600	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453477. Member loan 453477 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,861 / month
Current employer:	PAETEC Holding Corp	Debt-to-income ratio:	10.99%
Length of employment:	4 years	Location:	FAIRPORT, NY

Home town:
Current & past employers:	PAETEC Holding Corp
Education:

This borrower member posted the following loan description, which has not been verified:

560653 added on 10/21/09 > Purchase of an Engagement Ring.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	57
Revolving Credit Balance:	$4,431.00	Public Records On File:	0
Revolving Line Utilization:	17.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453478

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453478	$12,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453478. Member loan 453478 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	LYTLES TRANSFER	Debt-to-income ratio:	18.56%
Length of employment:	6 years	Location:	CAMPOBELLO, SC

Home town:
Current & past employers:	LYTLES TRANSFER
Education:

This borrower member posted the following loan description, which has not been verified:

560652 added on 10/21/09 > loan for the purchase of greenhouse supplies and equipment

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,588.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453487	$14,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453487. Member loan 453487 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Berkshire Healthcare	Debt-to-income ratio:	15.80%
Length of employment:	10 + years	Location:	North Adams, MA

Home town:
Current & past employers:	Berkshire Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

560682 added on 10/21/09 > Replace current roof with architectual shingles and ice barrier, plus new ridgevents. This loan would also include kitchen remodeling.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	72
Revolving Credit Balance:	$1,842.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453500

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453500	$7,725	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453500. Member loan 453500 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	University of Pennsylvania	Debt-to-income ratio:	16.63%
Length of employment:	< 1 year	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	University of Pennsylvania
Education:

This borrower member posted the following loan description, which has not been verified:

560721 added on 10/22/09 > Loan being used to pay off a loan that my mother took out in order to pay for my intership to finish school.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,355.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453503	$12,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453503. Member loan 453503 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,337 / month
Current employer:	Prometric	Debt-to-income ratio:	19.78%
Length of employment:	2 years	Location:	OWINGS MILLS, MD

Home town:
Current & past employers:	Prometric
Education:

This borrower member posted the following loan description, which has not been verified:

560723 added on 10/21/09 > This amount is to refinance a previous 5yr personal loan (46 months left) and my credit card debt. I currently pay more than $600 a month toward them, more than the minimum payment, and intend to allocate at least that much to this loan. I intend to get out of debt within 2 yrs and needed to reduce the interest rates. The listed income does not account for a part-time job providing $250-$350 a week after taxes. My plan it to use these $1000+ to pay for car-loan ($300, 27 months left) insurance and this. I just got a pay increase, so I feel secure at work. Thanks! 560723 added on 10/21/09 > The personal loan is $6300 at 24% and I have a closed credit card account with $1400 remaining at 22%. The current revolving balance includes 3 cards that will reset in december at 17% variable. As soon as the fed starts increasing its rate, I am toast.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,147.00	Public Records On File:	0
Revolving Line Utilization:	73.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453516	$25,000	19.13%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453516. Member loan 453516 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,333 / month
Current employer:	Taylor Morrison	Debt-to-income ratio:	18.54%
Length of employment:	9 years	Location:	Gilbert, AZ

Home town:
Current & past employers:	Taylor Morrison
Education:

This borrower member posted the following loan description, which has not been verified:

560743 added on 10/21/09 > Need to consolidate really high rates into a lower one. Thanks

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	21
Revolving Credit Balance:	$46,031.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453517	$6,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453517. Member loan 453517 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sage Environmental Consulting	Debt-to-income ratio:	1.40%
Length of employment:	2 years	Location:	BATON ROUGE, LA

Home town:
Current & past employers:	Sage Environmental Consulting
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

560744 added on 10/21/09 > I apologize for the loan title; I wasn't sure what the website was asking me. This loan will be used for needed car repairs.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	52
Revolving Credit Balance:	$238.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453521	$14,800	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453521. Member loan 453521 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Paychex Inc	Debt-to-income ratio:	15.50%
Length of employment:	8 years	Location:	Webster, NY

Home town:
Current & past employers:	Paychex Inc
Education:

This borrower member posted the following loan description, which has not been verified:

375349 added on 10/21/09 > I am going to use funds to pay off credit card debt acquired in past couple of years (young family / new house), and be debt free in 3 years (to start saving for 2 young son's college education). Even though it's been a tough economy for a salesperson, I work at a great company (8yrs) and have very stable job. I am a hard worker and I see a bright future for myself and my family. My vehicle will be paid off in Nov 09 and is in great shape. This loan will take care of high interest as well as moving my credit rating higher when this loan is paid off. Thanks for your help and I will pay off my loan in 3 years.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	2
Revolving Credit Balance:	$7,237.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453524	$20,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453524. Member loan 453524 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,242 / month
Current employer:	home depot	Debt-to-income ratio:	8.14%
Length of employment:	1 year	Location:	avon, CO

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

560760 added on 10/21/09 > I am a Retail Manager at Home Depot currently and i have been involved in retail management for the last 7 years. I am also helping to develop a pre-existing business in Vail CO. This loan will be used to open our website and get moved into our new larger store front in Vail Village. We expect this expansion to improve foot traffic immensely, and the website will improve our market penetration. We have done over $225,000 in sales since January of 09' while opening our business without financing. Our monthly operating costs are just under $12,000 including payroll. There is no competition within our region, and the only company to offer a similar product is located in California. The CEO and buyer have 25 years of experience with this product. 560760 added on 10/21/09 > I have been taking college courses and am in my junior year working on a degree in business finance and a minor in business management. Some of my classes have included business law, e-commerce and marketing. I feel confident that i can help turn this business into an $700,000+ per year storefront. 560760 added on 10/21/09 > I have been taking college courses and am in my junior year working on a degree in business finance and a minor in business management. Some of my classes have included business law, e-commerce and marketing. I feel confident that i can help turn this business into an $700,000+ per year storefront.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,120.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453529	$9,000	21.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453529. Member loan 453529 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	GEHEALTHCARE	Debt-to-income ratio:	10.24%
Length of employment:	2 years	Location:	Butler, WI

Home town:
Current & past employers:	GEHEALTHCARE
Education:

This borrower member posted the following loan description, which has not been verified:

560782 added on 10/21/09 > Thanks for lending

A credit bureau reported the following information about this borrower member on October 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,089.00	Public Records On File:	0
Revolving Line Utilization:	45.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 453541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453541	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453541. Member loan 453541 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	n/a	Debt-to-income ratio:	0.81%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	16
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 453543

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453543	$7,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453543. Member loan 453543 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Techtronic Industries	Debt-to-income ratio:	10.50%
Length of employment:	5 years	Location:	EASLEY, SC

Home town:
Current & past employers:	Techtronic Industries
Education:

This borrower member posted the following loan description, which has not been verified:

560818 added on 10/21/09 > I'm going to buy an engagement ring for my girlfriend. 560818 added on 10/22/09 > One thing to note is that I have been saving for months already - this loan is to cover the rest of the purchase. The money that has been set aside in my budget for saving will go right to the payment of this debt.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1970	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	67
Revolving Credit Balance:	$12,952.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453570

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453570	$24,250	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453570. Member loan 453570 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,333 / month
Current employer:	United Airlines	Debt-to-income ratio:	16.71%
Length of employment:	< 1 year	Location:	ALGONQUIN, IL

Home town:
Current & past employers:	United Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,724.00	Public Records On File:	0
Revolving Line Utilization:	75.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 453583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453583	$9,600	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453583. Member loan 453583 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	KPMG LLP	Debt-to-income ratio:	19.61%
Length of employment:	2 years	Location:	Nanuet, NY

Home town:
Current & past employers:	KPMG LLP
Education:

This borrower member posted the following loan description, which has not been verified:

560886 added on 10/21/09 > I am 27 years old and trying to get my life together. I am trying to consolidate my debt to get out of debt. I need to repair my credit before I can start my life.

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,301.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453585	$4,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453585. Member loan 453585 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Watkins Shepard Trucking	Debt-to-income ratio:	10.82%
Length of employment:	3 years	Location:	Helena, MT

Home town:
Current & past employers:	Watkins Shepard Trucking
Education:

This borrower member posted the following loan description, which has not been verified:

560889 added on 10/21/09 > Funds to be used to mail out 4 page letters to future customers of Ultra-International; a 20 year old (go-geen) company marketing home, health, and beauty products.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	40
Revolving Credit Balance:	$405.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453586	$19,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453586. Member loan 453586 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Virtual Communications	Debt-to-income ratio:	10.95%
Length of employment:	6 years	Location:	Weston, FL

Home town:
Current & past employers:	Virtual Communications
Education:

This borrower member posted the following loan description, which has not been verified:

545167 added on 10/21/09 > I need to payoff all my credit card debt, accumulated on the startup process of a business. Now that the business has become stable, I need to have a stable, predictable payment, since credit cards are beginning to change terms and conditions and increase rates. As seen in my credit report, I have not missed a single payment on any of those cards.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	11
Revolving Credit Balance:	$19,304.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453587	$6,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453587. Member loan 453587 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	one source landscaping solutions	Debt-to-income ratio:	18.90%
Length of employment:	< 1 year	Location:	gainesville, FL

Home town:
Current & past employers:	one source landscaping solutions
Education:

This borrower member posted the following loan description, which has not been verified:

560891 added on 10/21/09 > I would like a loan to fund a small lawn maintenance business. I know it is entering the slow season however it is the perfect opportunity to take advantage of others selling discounted equipment. Thank you for considering my request.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	53
Revolving Credit Balance:	$24.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453589	$6,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453589. Member loan 453589 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,993 / month
Current employer:	WorldVenture	Debt-to-income ratio:	22.89%
Length of employment:	1 year	Location:	Centennial, CO

Home town:	Mesa
Current & past employers:	WorldVenture, Arrow Electronics
Education:	Platt College-Aurora

This borrower member posted the following loan description, which has not been verified:

560897 added on 10/21/09 > Working to consolidate my credit card debt so I can get out of the red and move forward with the next stage of my life, foster adoption.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$5,019.00	Public Records On File:	0
Revolving Line Utilization:	98.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453618	$12,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453618. Member loan 453618 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Maxim Healthcare Services	Debt-to-income ratio:	2.80%
Length of employment:	< 1 year	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	Maxim Healthcare Services
Education:

This borrower member posted the following loan description, which has not been verified:

560948 added on 10/21/09 > My Gross Income is actually $3,200/mo

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,526.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453620

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453620	$2,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453620. Member loan 453620 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	MD Anderson Cancer Center	Debt-to-income ratio:	21.17%
Length of employment:	< 1 year	Location:	HOUSTON, TX

Home town:
Current & past employers:	MD Anderson Cancer Center, Memorial Sloan Kettering Cancer Center
Education:	Florida State University, University Of Pittsburgh Ph.D

This borrower member posted the following loan description, which has not been verified:

560954 added on 10/22/09 > Please, help us cover medical bills after our son birth. We have two huge bills left one for labor&delivery and the second one for treatment of neborn jaundice (photherpahy). Our insurance covers only 80% plus we have huge deductable and out of pocket amount. And the main problem is that right now I'm the only person who can work.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,323.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453629	$15,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453629. Member loan 453629 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Gateway Business Bank	Debt-to-income ratio:	8.84%
Length of employment:	6 years	Location:	Tustin, CA

Home town:	Anaheim
Current & past employers:	Gateway Business Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,819.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453632

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453632	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453632. Member loan 453632 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.29%
Length of employment:	n/a	Location:	doylestown, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560980 added on 10/21/09 > I have a one time medical situation that I need to handle quickly. When you check my credit report you will see that I am never late on any payments ever. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,977.00	Public Records On File:	0
Revolving Line Utilization:	25.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453667	$6,600	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453667. Member loan 453667 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$113,500 / month
Current employer:	Lockheed Martin	Debt-to-income ratio:	0.62%
Length of employment:	9 years	Location:	Highlands Ranch, CO

Home town:
Current & past employers:	Lockheed Martin
Education:

This borrower member posted the following loan description, which has not been verified:

561049 added on 10/21/09 > Close out high interest 401k loan.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453677	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453677. Member loan 453677 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	masco retail cabinet group	Debt-to-income ratio:	17.90%
Length of employment:	9 years	Location:	WARREN, OH

Home town:
Current & past employers:	masco retail cabinet group
Education:

This borrower member posted the following loan description, which has not been verified:

561070 added on 10/21/09 > this loan will be used to consolidate my current revolving credit, along with paying off my vehicle. currently im paying over 1500 a month seperately compared to 800 if all combined. my job is secure, before taxes i have a 60000 salary. i have over 9 years of service with my company. a strong market for my field also helps, which is increasing in volume daily. as you can see from my credit report, all accounts are held current, which i take much pride in doing so. i just feel as though id benefit from making one monthly payment versus multiple small ones that will take much longer to payoff then 36 months. thank you

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,715.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453688

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453688	$2,100	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453688. Member loan 453688 was requested on October 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	6.75%
Length of employment:	n/a	Location:	Westhampton Beach, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

561087 added on 10/21/09 > Currently a full-time student, with a part-time job. However, before the job had to rely on credit in order to buy books and other necessities. Income is anywhere from 500-1200 / month depending on how many days are worked, but with many expenses of applying to grad schools (interviews, application fees, classes) it would be great to consolidate my CC load in order to avoid high interest rates. With only a $2100 loan, payment of $70/month can certainly be made and most likely far in advance of the 3 years. Please help, thanks!

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,256.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453720

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453720	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453720. Member loan 453720 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	n/a	Debt-to-income ratio:	10.02%
Length of employment:	n/a	Location:	RACELAND, LA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

561135 added on 10/22/09 > the purpose is so that i can help my son with college an his life depends on it so he says

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1979	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$560.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 445980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
445980	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 445980. Member loan 445980 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	at & t	Debt-to-income ratio:	18.40%
Length of employment:	10 + years	Location:	OCALA, FL

Home town:
Current & past employers:	at & t
Education:

This borrower member posted the following loan description, which has not been verified:

consolidate debt 545017 added on 10/22/09 > consolidate debt been at same job for 16 years

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,442.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 447144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
447144	$15,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 447144. Member loan 447144 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	17.00%
Length of employment:	n/a	Location:	HAWLEY, TX

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452507	$18,250	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452507. Member loan 452507 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Falcon School District 49	Debt-to-income ratio:	23.72%
Length of employment:	10 + years	Location:	COLORADO SPRINGS, CO

Home town:
Current & past employers:	Falcon School District 49
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,298.00	Public Records On File:	0
Revolving Line Utilization:	99.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 452740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452740	$14,400	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452740. Member loan 452740 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Conference USA	Debt-to-income ratio:	7.82%
Length of employment:	5 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Conference USA
Education:

This borrower member posted the following loan description, which has not been verified:

559107 added on 10/22/09 > We will be using this money for the down payment for the house we are purchasing. We will be receiving the tax credit since we will close before Nov. 30th, 2009 so half of this loan will be paid off right away and we will continue paying off the rest over the 36 months of the loan. I have excellent credit and unfortunately all my funds are tied up in other investments and I do not want to take them out at this time for cash. Please feel free and call with any questions. Thank you!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,889.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 452802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452802	$9,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452802. Member loan 452802 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Commerzbank	Debt-to-income ratio:	9.89%
Length of employment:	10 + years	Location:	STATEN ISLAND, NY

Home town:
Current & past employers:	Commerzbank
Education:

This borrower member posted the following loan description, which has not been verified:

559246 added on 10/22/09 > Consolidating credit cards

A credit bureau reported the following information about this borrower member on October 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$24,427.00	Public Records On File:	0
Revolving Line Utilization:	45.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 452990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
452990	$24,250	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 452990. Member loan 452990 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	12.55%
Length of employment:	n/a	Location:	HERNANDO, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

559594 added on 10/22/09 > I do not make mortgage payments as I have a reverse mortgage. I need to consolidate credit card debt.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,191.00	Public Records On File:	0
Revolving Line Utilization:	27.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453329	$5,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453329. Member loan 453329 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	7 Eleven	Debt-to-income ratio:	12.65%
Length of employment:	3 years	Location:	Ridgefield Park, NJ

Home town:
Current & past employers:	7 Eleven
Education:

This borrower member posted the following loan description, which has not been verified:

560345 added on 10/22/09 > Bank Account Title : WAMCOM, LLC Account Number : 3810 0563 8853 Routing Number : 021 200 339

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,780.00	Public Records On File:	0
Revolving Line Utilization:	51.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453391	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453391. Member loan 453391 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	19.70%
Length of employment:	< 1 year	Location:	Denton, TX

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

560471 added on 10/22/09 > Consolidating several credit cards whose rates have gone up. Hardworker, I know the importance of excellent credit as my history shows. Continuous employement for 16 years, never been fired from a job. This is almost T-Bill quality :)

A credit bureau reported the following information about this borrower member on October 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,725.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453450	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453450. Member loan 453450 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,721 / month
Current employer:	US Army	Debt-to-income ratio:	18.19%
Length of employment:	7 years	Location:	APO AE, NY

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

560585 added on 10/22/09 > This loan would assist me in purchasing a property of approximately 18 acres, located near Deer Lodge, Montana. I have been saving for over 7 years and currently have more than enough to pay the entire value of the property. My money, however, is invested in mutual funds that are still under the value that was paid for them. This loan would allow me to purchase the property without withdrawing the majority of my investments. 560585 added on 10/22/09 > As you can see, I have no credit card debt. I receive approximately $890 a month from the army for housing allowance that is not included in my income. When I am not deployed, part of that money goes to rent, which is less than $600 a month. The only debt I have currently have is for my 05 Ford Explorer, for which I pay approximately $500 a month and have 32 payments remaining. The payoff value for it is $14,882.20

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453462

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453462	$1,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453462. Member loan 453462 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	n/a	Debt-to-income ratio:	13.28%
Length of employment:	n/a	Location:	jacksonville, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560614 added on 10/22/09 > Need this loan to avoid some high charges. Never been late with payment in my life or didn't pay back. 560614 added on 10/22/09 > This is a little time sensitive - if I won't be able to get till 26th then won't need it at all.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,751.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453468	$6,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453468. Member loan 453468 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.87%
Length of employment:	n/a	Location:	DULUTH, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members has 1yr or 2yrs membership. So, It will be safe investment. 560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members have 1yr or 2yrs membership. So, It will be safe investment. Thank you 560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members have 1yr or 2yrs membership. So, It will be safe investment. 560633 added on 10/22/09 > I need a loan for AD. I have a membership business. Now,I have 90 members and 80% of members have 1yr or 2yrs membership. So, It will be safe investment.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,631.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453644	$23,500	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453644. Member loan 453644 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	n/a	Debt-to-income ratio:	21.42%
Length of employment:	n/a	Location:	CANTON, OH

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

561000 added on 10/22/09 > College educated business owner taking preemptive steps to stave off credit card debt. I have a 730 credit score, and am a home owner.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,237.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453686	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453686. Member loan 453686 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	3.88%
Length of employment:	n/a	Location:	rancho cucamonga , CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

535303 added on 10/22/09 > consilidation of debt into 1payment instead of four.also current on all debts.have been successfully self employed for the past 10yrs.

A credit bureau reported the following information about this borrower member on October 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,725.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453744

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453744	$25,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453744. Member loan 453744 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$75,000 / month
Current employer:	National A-1	Debt-to-income ratio:	1.16%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	National A-1
Education:

This borrower member posted the following loan description, which has not been verified:

426334 added on 10/22/09 > I have a stable job. Just in a situation that my loved one is sick and I do not have the funds needed in such a short time frame. Please fund this soon the longer we wait the less of a chance my loved one will be better.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,706.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453751

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453751	$25,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453751. Member loan 453751 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,833 / month
Current employer:	n/a	Debt-to-income ratio:	18.70%
Length of employment:	n/a	Location:	Atlanta, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

561234 added on 10/22/09 > Hi! I have excellent credit, and I make plenty of money to pay my debt. However, I am just trying to be smart and pay these credit cards off at a lower rate. I'm not a doctor's wife anymore, so I am taking charge of my life and my finances. Thanks for your assistance! God bless! 561234 added on 10/22/09 > I give anesthesia for a living, so I have a very steady income.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	45
Revolving Credit Balance:	$188,853.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453754	$9,600	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453754. Member loan 453754 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	the research foundation of suny	Debt-to-income ratio:	13.55%
Length of employment:	5 years	Location:	RENSSELAER, NY

Home town:
Current & past employers:	the research foundation of suny
Education:

This borrower member posted the following loan description, which has not been verified:

561254 added on 10/22/09 > consolidate debt lower interest rate

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	6
Revolving Credit Balance:	$618.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453770

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453770	$4,750	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453770. Member loan 453770 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Whole Foods Market	Debt-to-income ratio:	22.69%
Length of employment:	10 + years	Location:	Austin, TX

Home town:
Current & past employers:	Whole Foods Market
Education:

This borrower member posted the following loan description, which has not been verified:

532945 added on 10/22/09 > I used my credit card to fund a small portion of a home based business I was starting. At the time the interest on the credit card was reasonable. When I received a notice that the interest on the card was going to almost double it made my plans of saving for a down payment on a home almost impossible.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,023.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453772	$6,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453772. Member loan 453772 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,000 / month
Current employer:	Real Hamptons Realty	Debt-to-income ratio:	0.00%
Length of employment:	5 years	Location:	WASHINGTON, DC

Home town:
Current & past employers:	Real Hamptons Realty
Education:

This borrower member posted the following loan description, which has not been verified:

561285 added on 10/22/09 > My excellent credit score reflects a man with excellent credit. No-risk loan.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,829.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453783	$13,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453783. Member loan 453783 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,817 / month
Current employer:	TD Bank	Debt-to-income ratio:	20.52%
Length of employment:	4 years	Location:	LYNN, MA

Home town:
Current & past employers:	TD Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,867.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453790	$24,250	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453790. Member loan 453790 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,333 / month
Current employer:	Karndean International	Debt-to-income ratio:	0.22%
Length of employment:	1 year	Location:	JAMUL, CA

Home town:
Current & past employers:	Karndean International
Education:

This borrower member posted the following loan description, which has not been verified:

561318 added on 10/22/09 > Just purchased a foreclosure and needing some money to fix up. Home appraised at $51,000 over my purchase price, plus I put 20%down, so I already have equity. I will do a refi/equity line to pay off the loan, I just couldn't do one right away as the home just closed. So I am looking for some money to do the windows, kitchen and bathrooms and build more equity. I have very good credit and a high paying job, in the same industry for 15 years. Also, the 8 inquiries on my credit report are from my home purchase, and will be consolidated down to 2 (in fact, Equifax has already done this and my score with them is curently 789, which I can prove). Thanks for your help!

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	27
Revolving Credit Balance:	$675.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 453791

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453791	$3,000	7.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453791. Member loan 453791 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	macerich	Debt-to-income ratio:	9.48%
Length of employment:	3 years	Location:	syracuse, NY

Home town:
Current & past employers:	macerich
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,326.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453809	$5,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453809. Member loan 453809 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Mobil Dialysis	Debt-to-income ratio:	19.08%
Length of employment:	2 years	Location:	Ormond Beach, FL

Home town:
Current & past employers:	Mobil Dialysis
Education:

This borrower member posted the following loan description, which has not been verified:

561354 added on 10/22/09 > Home Improvements

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	73
Revolving Credit Balance:	$134,842.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453816	$25,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453816. Member loan 453816 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,208 / month
Current employer:	n/a	Debt-to-income ratio:	0.82%
Length of employment:	n/a	Location:	north hollywood, CA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,235.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 453843

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453843	$25,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453843. Member loan 453843 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	west palm beach, FL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

561475 added on 10/22/09 > Please look at www.vaporsoothers.com. It is Patent Pending product. I need the money to help get to market. I'm almost there! Thank You in advance. 561475 added on 10/22/09 > P.S. I have orders for 50 master cases that need to be filled ASAP. Please help, I will make sure your money is returned.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1967	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,269.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453850	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453850. Member loan 453850 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	dave and busters	Debt-to-income ratio:	11.15%
Length of employment:	5 years	Location:	MILPITAS, CA

Home town:
Current & past employers:	dave and busters
Education:

This borrower member posted the following loan description, which has not been verified:

561486 added on 10/22/09 > Is there anyway you could add 12 more months to make it 4 years instead of 3 years.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,067.00	Public Records On File:	0
Revolving Line Utilization:	19.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 453866

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453866	$6,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453866. Member loan 453866 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	EmpireCLS	Debt-to-income ratio:	8.82%
Length of employment:	1 year	Location:	Santa Monica, CA

Home town:
Current & past employers:	EmpireCLS
Education:

This borrower member posted the following loan description, which has not been verified:

561480 added on 10/22/09 > I'm paying off a settlement and pay off of this loan will be within one year.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,688.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453879	$25,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453879. Member loan 453879 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,011 / month
Current employer:	LAUSD	Debt-to-income ratio:	19.58%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	LAUSD
Education:

This borrower member posted the following loan description, which has not been verified:

561551 added on 10/22/09 > I just about to finish about half way ($4000 left) paying off my monies borrowed through Lending Club. I need the additional $25,000 to lend to my Father. He is a truck driver who's been driving for 5 years working from the Port of Long Beach. He was awarded for a $100,000 grant program for a new LNG truck, but needs an additional $45,000 for a new truck. My Father pretty much lost everything 10 years ago, and his credit is really bad so he can't get any kind of financing. I tried co-signing for him, but the lenders said that i have no commercial credit to help him. This loan will really help my dad get that new LNG truck. If we don't use the grant awards, it will be transferred to someone else.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$193.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453885	$24,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453885. Member loan 453885 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	qualcomm	Debt-to-income ratio:	12.14%
Length of employment:	5 years	Location:	san diego, CA

Home town:
Current & past employers:	qualcomm
Education:

This borrower member posted the following loan description, which has not been verified:

561563 added on 10/22/09 > Hi, I am an active real estate investor looking for a loan, which will supplement, me in buying foreclose properties for flipping. I already have 2 properties under construction/repair and I am looking for some loan for my next property.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,161.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 453894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453894	$12,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453894. Member loan 453894 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Sprint	Debt-to-income ratio:	17.61%
Length of employment:	4 years	Location:	Citrus Heights, CA

Home town:
Current & past employers:	Sprint
Education:

This borrower member posted the following loan description, which has not been verified:

519397 added on 10/22/09 > Just like most people with credit card balances I've been hit hard by the economy. . . but, to elaborate on what I'm sure has become a clich?? statement, my problems are from the high interest rates that have been added to my higher balance cards. Managing credit has been a pretty streamlined process thus far, being able to carry most of my debt on cards that have been prime +1% and sub 10% apr cards but recently the cards I've so comfortably held my balances have dropped rates like 29.9% and 21.9% as standard rates on my already higher balances. I'd like to blame it on the companies, calling it a sort of bait and switch method but I have to take most of the blame considering how long I carried balances on some of these cards. I've never missed a single payment on any of my loans or lines of credit and I don't have issues paying what I do owe but it isn't moving in a positive direction now with these rates and I would like to get rid of these balances. I've already put up all of my cards and have no plans to use them. I've even cut up and even closed some of my higher balance cards. Now it's time to become debt free. I've been at my place of emplyment for 4 years come December and am in a secure position. I'm confident in my ability to pay and will stay current on all my debts. i just need to get this taken care of.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,383.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453910

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453910	$7,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453910. Member loan 453910 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Big Y Supermarket	Debt-to-income ratio:	3.71%
Length of employment:	4 years	Location:	WINDSOR, CT

Home town:
Current & past employers:	Big Y Supermarket
Education:

This borrower member posted the following loan description, which has not been verified:

561620 added on 10/22/09 > Going to use funds to purchase new energy efficient windows for my house to help keep down the heating costs this winter.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	36
Revolving Credit Balance:	$1,747.00	Public Records On File:	0
Revolving Line Utilization:	43.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 453938

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453938	$8,400	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453938. Member loan 453938 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	idearc media	Debt-to-income ratio:	12.50%
Length of employment:	6 years	Location:	NORTH ARLINGTON, NJ

Home town:
Current & past employers:	idearc media
Education:

This borrower member posted the following loan description, which has not been verified:

561678 added on 10/22/09 > i would like to obtain a loan to payoff my current auto loan i have the difference in cash and want to payoff my auto in 3 years as opposed to 7. I have the remaining cash to payoff the balance on my auto loan. i will be eliminating a $450 payment 561678 added on 10/22/09 > please consider my loan options as i would be reducing my payments and looking to pay this loan off in less than one year

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,972.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 453965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453965	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453965. Member loan 453965 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	UnitedHealth Group	Debt-to-income ratio:	12.15%
Length of employment:	5 years	Location:	Prairie Village, KS

Home town:
Current & past employers:	UnitedHealth Group
Education:

This borrower member posted the following loan description, which has not been verified:

561741 added on 10/22/09 > I have good credit score and earn a good salary but am looking to consolidate some debt.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	20
Revolving Credit Balance:	$37,859.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453967

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453967	$5,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453967. Member loan 453967 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,680 / month
Current employer:	Southwest Airlines	Debt-to-income ratio:	21.48%
Length of employment:	10 + years	Location:	PHOENIX, AZ

Home town:
Current & past employers:	Southwest Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

561748 added on 10/22/09 > I am a Flight Attendant and have been with my company for 14 years. I bought a house two years ago and had to do some major repairs in order to move into the home after eight months of working on the house 60% of the work being done by myself. I spent more than I thought I would have too, now I am working hard to payy it all off and be debt free and live debt free. I plan to use this loan to payoff some smaller credit cards all at once: Amex: $499.89 @13.24% CHASE: $2,174.52 @ 26.24% Citi: $1,399.03 @10.24% Barclay's: $1,424.03 @ 16.90% This will allow me to get away from the credit rate "yo-yo" game from the credit card companies with a fixed monthly payment. I plan to have this loan paid off in two years. I am current with all of my bills and never pay late, I also always pay a little more than the minimums due. My truck is paid for and there is no monthly payment. Thank You for considering me for this loan.

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,680.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 453970

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
453970	$4,750	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 453970. Member loan 453970 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$695 / month
Current employer:	n/a	Debt-to-income ratio:	0.56%
Length of employment:	n/a	Location:	Chicago, IL

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

561758 added on 10/22/09 > My name is Afifa and I am asking that you please help me finance my education. I appreciate all help. Thank you! Afifa

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$554.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 454014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
454014	$24,575	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 454014. Member loan 454014 was requested on October 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,833 / month
Current employer:	Leonard D Marsocci CPA PA	Debt-to-income ratio:	0.96%
Length of employment:	< 1 year	Location:	tampa, FL

Home town:
Current & past employers:	Leonard D Marsocci CPA PA
Education:

This borrower member posted the following loan description, which has not been verified:

561816 added on 10/22/09 > My son works for my cpa firm and has two loans outstanding with lending cl8ub. he is current on both and i am very proud. I want to give him 3 months paid time off to finish studying for the CPA exam. he just got his score and it was a 70. You need a 75 so i figure a CPA license is worth a heck of a lot more to him than these monthly payments. Thanks for your support

A credit bureau reported the following information about this borrower member on October 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,649.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 86 dated October 23, 2009